EXHIBIT 10.4

BOCA CORPORATE CENTER AND CAMPUS

OFFICE
LEASE

Between

BRE/BOCA CORPORATE CENTER L.L.C.,

a Delaware limited liability company,

and

MEDICAL CONNECTIONS, INC.,

a Florida corporation

-i-

TABLE OF CONTENTS

(continued)

-ii-

Exhibit A	Lease Plan
Exhibit B	Work Letter
Appendix I	Schedule
Exhibit C-1	Supplement to Lease for Emergency Standby Electric Power Service
Exhibit C-2	Rate Schedule
Exhibit D	Subordination, Non-Disturbance and Attornment Agreement
Exhibit E	Amortization Schedule

-iii-

BOCA CORPORATE CENTER AND CAMPUS OFFICE LEASE
4800 BUILDING SUITE 200

THIS BOCA CORPORATE CENTER AND CAMPUS OFFICE LEASE (this “Lease”) is made as of the ____ day of __________, 2008, between BRE/BOCA CORPORATE CENTER L.L.C., a Delaware limited liability company (“Landlord”), and MEDICAL CONNECTIONS, INC., a Florida corporation (“Tenant”), whose address is 2300 Glades Road, Suite 307E, Boca Raton, Florida 33431-7335.

WITNESSETH:

ARTICLE 1

Premises and Term

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space known as Suite 200 and depicted on Exhibit A attached hereto (the “Premises”), in the building located at 4800 T-Rex Avenue, Boca Raton, Florida 33431 (the “Building”), together with the right to use in common with Landlord, its invitees, tenants and occupants, all Common Areas (as hereinafter defined), including, but not limited to, the lobby areas, stairways, elevators, hallways, lavatories, elevators, parking areas, drives and landscaped areas and all other common facilities contained in the Building or the Complex or used in association therewith, subject to the terms, covenants, conditions and provisions herein contained. The Building is one of a group of buildings located in an office-retail complex commonly known as Boca Corporate Center and Campus (the “Complex”, as further described in Article 24) of which Landlord is the fee simple owner as of the date of this Lease. The term (“Term”) of this Lease shall commence upon the date which is the later to occur of (i) substantial completion of Landlord’s Work (as hereinafter defined), and (ii) issuance of a Certificate of Occupancy for the Premises by the City of Boca Raton, Florida (“Commencement Date”), and shall continue until the last day of the seventh (7th) Lease Year (as hereinafter defined) (“Expiration Date”), unless sooner terminated or hereafter extended as provided herein. Landlord and Tenant agree that for purposes of this Lease the rentable square footage of the Premises is eighteen thousand nine hundred sixty-six (18,966) square feet.

ARTICLE 2

Base Rent

(A)

Base Rent. Tenant shall pay Landlord Base Rent as follows:

Period	Annual Amount*	Monthly Amount	Per Square Foot
Commencement Date[1] through Lease Year 1	$312,939.00	$26,078.25	$16.50
Lease Year 2	$322,327.17	$26,860.60	$17.00
Lease Year 3	$331,996.99	$27,666.42	$17.50
Lease Year 4	$341,956.89	$28,496.41	$18.03
Lease Year 5	$352,215.60	$29,351.30	$18.57
Lease Year 6	$362,782.07	$30,231.84	$19.13
Lease Year 7	$373,665.53	$31,138.79	$19.70

* Based upon 18,966 rentable square feet

1 Subject to one (1) month abatement as provided in Section 2(B) below plus applicable state and local sales and use taxes due thereon, in advance, on or before the first day of each calendar month during the Term, except that Base Rent and Additional Rent (as herein defined) for the first full calendar month for which Base Rent shall be due, plus applicable state and local sales and use taxes due thereon, together with the Security Deposit, if any, shall be paid when Tenant executes this Lease. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month. Base Rent, together with applicable state and local sales and use taxes due thereon, shall be paid without any prior demand or notice therefor, and shall in all events be paid without any deduction, recoupment, set-off or counterclaim, and without relief from any valuation or appraisement laws. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Tenant shall have the right to access the Premises during the last thirty (30) days of Landlord’s Work to the extent legally permissible for the installation of Tenant’s equipment, furniture and fixtures, including, but not limited to, phone lines and data wiring for computers and electronic equipment (“Early Access Period”), subject to the provisions of the Workletter (as defined in said Article 4). During the Early Access Period, Tenant agrees to comply with all of the terms, covenants, conditions and provisions of this Lease, excluding the covenant to pay Base Rent and Additional Rent.

(B)

Rent Abatement. Notwithstanding anything to the contrary contained in this Article 2 or in Article 3 below, and provided Tenant is not in default under this Lease after written notice and the expiration of the applicable cure period, the monthly Base Rent for the Premises and Tenant’s Prorata Share of Taxes and Operating Expenses shall be abated for the first thirty (30) days following the Commencement Date of the Lease (“Abatement Period”). Notwithstanding said abatement, Tenant shall remain obligated to pay all other charges under this Lease. If, however, at any time during the Abatement Period a default occurs and such default is not cured during the applicable notice and cure period, monthly Base Rent and Tenant’s Prorata Share of Taxes and Operating Expenses shall immediately become due and payable for the Abatement Period.

ARTICLE 3

Additional Rent

(A)

Taxes. Tenant shall pay Landlord an amount equal to Tenant’s Prorata Share of Taxes plus applicable state and local sales and use taxes due thereon. The terms “Taxes” and “Tenant’s Prorata Share” shall have the meanings specified therefor in Article 24.

(B)

Operating Expenses. Tenant shall pay Landlord an amount equal to Tenant’s Prorata Share of Operating Expenses plus applicable state and local sales and use taxes due thereon. The term “Operating Expenses” shall have the meaning specified therefor in Article 24 and shall be net of electricity and chilled water, which are metered separately, and net of janitorial for which tenants contract directly with janitorial service companies approved by Landlord.

(C)

Manner of Payment. Taxes and Operating Expenses shall be paid in the following manner:

(i)

Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis in installments equal to one-twelfth (1/12th) of the annual estimate plus applicable state and local sales and use taxes due thereon, on or before the first day of each calendar month, together with Tenant’s payment of Base Rent. Such estimate may be adjusted from time to time by Landlord, as it reasonably determines.

(ii)

Within one hundred and twenty (120) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the “Statement”) to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, (b) any amount paid by Tenant towards Taxes and Operating Expenses during such calendar year on an estimated basis, and (c) any revised estimate of Tenant’s obligations for Taxes and Operating Expenses for the current calendar year.

(iii)

If the Statement shows that Tenant’s estimated payments were less than Tenant’s actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference plus applicable state and local sales and use taxes due thereon. If the Statement shows an increase in Tenant’s estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent, plus applicable state and local sales and use taxes due thereon. Tenant shall make such payments within thirty (30) days after Landlord sends the Statement.

(iv)

If the Statement shows that Tenant’s estimated payments exceeded Tenant’s actual obligations for Taxes and Operating Expenses, Tenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference within thirty (30) days after Landlord sends the Statement.

(v)

So long as Tenant’s obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes and Operating Expenses, Landlord may provide separate statements, at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of Tenant’s obligations for actual or estimated Taxes or Operating Expenses.

(D)

Proration. If the Term commences other than on January 1, or ends other than on December 31, Tenant’s obligation to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses for such calendar years, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be three hundred and sixty-five (365).

(E)

Landlord’s Records. Landlord shall maintain records respecting Taxes and Operating Expenses and determine the same in accordance with sound accounting and management practices, consistently applied. This Lease contemplates the computation of Taxes and Operating Expenses on a full accrual basis. Landlord reserves the right to change to a cash system of accounting and, in such event, Landlord shall make reasonable and appropriate adjustments to ensure that each calendar year includes substantially the same recurring items. Tenant or its representative (which may be an independent certified public accountant, “CPA”) shall have the right to examine such records during Normal Business Hours at the place or places where such records are normally kept by sending a written request no later than thirty (30) days following the furnishing of the Statement. Tenant may take exception to matters included in Operating Expenses or Taxes, or Landlord’s computation of Tenant’s Prorata Share of either, by sending notice specifying such exception and the reasons therefor to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Such Statement shall be considered final, except as to matters to which exception is taken after examination of Landlord’s records in the foregoing manner and within the foregoing times. Tenant acknowledges that Landlord’s ability to budget and incur expenses depends on the finality of such Statement, and accordingly agrees that time is of the essence of this Section. If Tenant takes exception to any matter contained in the Statement within the time parameters set forth above, Landlord, subject to the provisions of the next sentence, shall refer the matter to a CPA, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant, provided that the CPA designated by Landlord shall take into account any exceptions and the basis therefor raised by the CPA designated by Tenant. If Landlord has already retained, in response to another tenant’s exceptions, a CPA to certify one or more of the matters to which Tenant has taken exception, then, upon Landlord’s receipt of such CPA’s certification, Landlord shall provide a copy of the relevant portions thereof to Tenant and, based upon such certification, Landlord shall recalculate, to the extent applicable and for the period of time in question, the amount of those particular matters included in Tenant’s Prorata Share of Taxes or Operating Expenses to which Tenant took exception. Landlord shall allow Tenant a credit against Rent next due for the amount of any overpayment and Tenant shall promptly pay Landlord the amount of any underpayment plus applicable state and local sales and use taxes due thereon. Unless such CPA certification determines that Operating Expenses were overstated by more than five percent (5%), Tenant shall promptly pay the cost of such CPA certification. Compensation to any CPA shall not be determined or paid on a contingency, percentage, bonus or similar basis. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.

(F)

Confidentiality of Records. All information obtained through Tenant’s examination of Landlord’s records with respect to financial matters (including, without limitation, costs, expenses, income), as well as any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of Tenant’s examination shall be held in confidence by Tenant and its officers, agents, and employees and, except as may be required by applicable law or in connection with any court proceeding, arbitration, mediation or other proceeding where such information is relevant, shall not be divulged to any other person, firm, corporation, business organization, consultant, entity or occupant or tenant of the Complex at any time; and Tenant shall cause its accountant or consultant and any of its officers, agents and employees to be similarly bound.

(G)

Rent and Other Charges. Base Rent, Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Operating Expenses, plus applicable state and local sales and use taxes due thereon, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered in connection herewith, are sometimes herein referred to collectively as “Rent,” and all remedies applicable to the non-payment of Rent shall be applicable thereto. Applicable state and local sales and use taxes on monthly installments of Rent shall be paid by Tenant to Landlord simultaneously with the monthly payment of Base Rent. All sums payable by Tenant under this Lease shall be paid to Landlord in legal tender of the United States by wire transfer (in accordance with wire transfer instructions contained on Schedule 3(G) attached hereto and made a part hereof, as same may be amended from time-to-time in accordance with the notice provisions of this Lease) or by check drawn on a U.S. bank (subject to collection), at the address to which notices to Landlord are to be given or to such other party or such other address as Landlord may designate in writing. Landlord’s acceptance of Rent after it shall have become due and payable shall not excuse a delay upon any subsequent occasion or constitute a waiver of any of Landlord’s rights. With respect to such wire transfers, Tenant shall bear the full risk of receipt of funds by 2:00 pm on the date due at Landlord’s depository bank. In the event that Landlord’s lender imposes special collection and bank account procedures on Landlord as a condition of Landlord’s financing, Tenant agrees to cooperate fully with Landlord, at no additional cost to Tenant, in assisting Landlord in complying with such requirements and such modified payment terms shall be deemed to be made a part of this Lease.

(H)

Operating Expense Cap. (i)

Notwithstanding anything to the contrary set forth in this Article, the Controllable Operating Expenses used for computing Tenant’s Prorata Share of Operating Expenses for any calendar year during the Term shall not exceed an amount equal to the Controllable Operating Expense Cap for such calendar year, which is 105% times the amount of the Controllable Operating Expenses taken into account in determining Tenant’s Prorata Share of Operating Expenses for the immediately prior calendar year plus the amount of the unused Controllable Operating Expense Cap, if any, for such prior calendar year. For purposes of this clause (H), the following terms have the meanings specified below: (1) “Controllable Operating Expenses” shall mean all Operating Expenses excluding “Non-Controllable Operating Expenses”; and (2) “Non-Controllable Operating Expenses” shall mean the cost of insurance and utilities, and the cost, net of insurance recoveries, of repairs and restoration due to hurricanes and other extreme weather-related causes, provided that (i) Landlord shall endeavor to minimize the possibility of any shortfall by using commercially reasonable efforts to adequately insure the Building, and (ii) Landlord shall maintain commercially reasonable deductible limits consistent with the practice of other landlords of similar properties in south Florida.

As an example, if the Controllable Operating Expenses in Year 1 of the Lease are $100 and Controllable Operating Expenses for Year 2 are $109, then only $105 may be taken into account in determining Tenant’s Prorata Share of Controllable Operating Expenses for Year 2, and the Controllable Operating Expense Cap for Year 3 is $110.25 (105% times the $105 of Controllable Operating Expenses taken into account in calculating Tenant’s Prorata Share for Year 2).

ARTICLE 4

Commencement of Term and Delivery of Possession

(A)

Term Commencement. If, by July 1,2009, Landlord fails to substantially complete any improvements to the Premises required to be performed by Landlord (“Landlord’s Work”) under the terms and provisions of that certain workletter attached hereto as Exhibit B (“Workletter”) and obtain a Certificate of Occupancy for the Premises, except to the extent that Tenant, its contractors, agents or employees materially and substantially contributed to such delay, Tenant shall have the right to terminate this Lease by written notice to Landlord any time thereafter until Landlord substantially completes any such improvements, obtains a Certificate of Occupancy for the Premises and delivers possession of the Premises to Tenant. Any delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom, and Tenant’s sole recourse with respect thereto shall be a deferral of the payment of Rent and a termination of this Lease, both as described above. Upon any such termination of this Lease, Landlord and Tenant shall be entirely relieved of their obligations hereunder, and any Security Deposit and Rent payments shall be returned to Tenant.

(B)

Delivery of Possession. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of this Lease, provided, however, that Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) this Lease fully executed by Tenant; (ii) the Security Deposit, and the first monthly installment of Base Rent plus applicable state and local sales and use taxes due thereon in the aggregate amount of $27,773.34; and (iii) executed copies of policies of insurance or certificates thereof as required under Article 11 of this Lease. Neither the Commencement Date nor Tenant’s obligation to pay Rent will be affected or deferred on account of any delay or failure on the part of Tenant to deliver to Landlord the foregoing items in form and substance reasonably satisfactory to Landlord and otherwise in compliance with the terms of this Lease.

ARTICLE 5

Condition of Premises

Subject to Landlord’s obligations to “build out” the Premises, Tenant has inspected the Premises, Building, Complex, Systems and Equipment (as defined in Article 24), or has had an opportunity to do so, and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements and no representations respecting the condition of the Premises, Building, Complex or Systems and Equipment have been made to Tenant by or on behalf of Landlord, except as expressly provided herein or in any Workletter attached hereto as Exhibit B and signed by the parties.

Notwithstanding the foregoing, Landlord represents that (i) the Building and Complex are currently in compliance, in all material respects, with applicable Law, including The Americans With Disabilities Act, and Tenant shall not be responsible for any expense incurred to bring the Building (including the Premises) or Complex into compliance with applicable Law as of the Commencement Date; (ii) the Premises will be “built out” by Landlord in accordance with the Plans (as defined in the Workletter), and the improvements depicted in the Plans will comply with applicable Law; (iii) the mechanical systems, the roof and the structure of the Premises shall be delivered in good working order and condition and Landlord’s Work shall be completed in accordance with applicable Law; and (iv) all new common area corridors, restrooms and Building lobby will have been completed in accordance with applicable Law. Landlord shall be responsible for the completion of punch list items as described in the Workletter and latent defects in Landlord’s Work reported to Landlord within one (1) year after the Commencement Date.

ARTICLE 6

Use and Rules

(A)

Tenant shall use the Premises for offices and for no other purpose whatsoever, in compliance with the “LIRP” zoning classification currently in place and all other applicable Laws and all covenants, conditions and restrictions of record applicable to Tenant’s use or occupancy of the Premises, and without disturbing or interfering with any other tenant or occupant of the Building or the Complex. Landlord has advised Tenant that Tenant’s use of the Premises as a corporate headquarters for executive office and ancillary administrative use is permitted under applicable Laws and the covenants, conditions and restrictions of record recorded against the Complex as of the date of this Lease. Tenant shall not use the Premises in any manner so as to cause a cancellation of Landlord’s insurance policies or an increase in the premiums thereunder.

(B)

The precise location of any equipment proposed by Tenant which is intended to serve the Premises and which will be located outside of the Premises within the Building or affixed to the Building or located between and among floors within the Building shall be in conformity with plans and specifications approved in writing in advance by Landlord, in Landlord’s sole discretion, and shall otherwise be in accordance with Building operating regulations. With respect to the location of equipment within the Premises, Landlord shall have the right to review and approve such initial placement and any relocation thereof, with such approval not to be unreasonably withheld or delayed.

(C)

Tenant shall not use the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or any other tenant of the Building or Complex, or in any manner that will increase the number of parking spaces required for the Building or Complex at full occupancy or otherwise as required by Law.

(D)

With respect to any initial leasehold improvements to be installed by Landlord pursuant to this Lease, Landlord shall obtain the initial certificate of occupancy for the Premises. Any amended or substitute certificate of occupancy necessitated by Tenant’s particular use of the Premises or any Tenant Work or Alterations (as hereinafter defined) made by Tenant in the Premises following the Commencement Date shall be obtained by Tenant at Tenant’s sole expense; provided, however, that the foregoing shall not be construed as Landlord’s consent to any Tenant Work or Alterations of the Premises.

(E)

Tenant shall comply with, and shall cause any subtenants, assignees, occupants, invitees, employees, contractors and agents to comply with, the rules set forth in Rider One attached hereto (the “Rules”). Landlord shall have the right to reasonably amend the Rules and supplement the same with other reasonable rules not expressly inconsistent with this Lease relating to the Building or the Complex, or the promotion of safety, security, care, cleanliness or good order therein, and all such amendments or new rules shall be binding upon Tenant after five (5) days notice thereof to Tenant and shall constitute “Rules” for purposes of this Lease. The Rules shall be applied on a non-discriminatory basis, but nothing herein shall be construed to give Tenant or any other Person any claim, demand or cause of action against Landlord arising out of the violation of any Rules by any other tenant, occupant, or visitor of the Building or Complex, or out of the enforcement or waiver of the Rules by Landlord in any particular instance. To the extent of any inconsistency between the Rules and the provisions of this Lease, the provisions of this Lease shall control.

ARTICLE 7

Services and Utilities

(A)

Landlord shall provide the following services and utilities (the cost of which shall be included in Operating Expenses unless otherwise stated herein):

(i)

Electrical service to operate the Common Areas of the Building, and electrical capacity of not less than 8 watts per rentable square foot of the Premises to a point of connection at the Building for Tenant, as is customarily required for the use of standard and customary office lighting, electrical outlets, equipment and accessories consistent with the level of service of other office building properties of the same class, age and in the geographic vicinity of the Building. The cost of separately metering or sub-metering any electrical or other utility service, if any, shall be borne by Tenant, and Tenant shall be responsible for paying all costs and expenses associated with all electricity or other utility services used or consumed in, or provided to, the Premises.

(ii)

Air-conditioning for the Common Areas of the Building to provide a temperature required, in Landlord’s reasonable opinion and in accordance with applicable Law, under normal business operations during “Normal Business Hours” for the Building (which are 7:00 a.m. to 7:00 p.m. on Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays, except on Holidays (as defined in Article 24).

(iii)

Cold water for drinking, lavatory and toilet purposes at those points of supply provided for nonexclusive general use of other tenants at the Building, and, subject to Landlord’s approval, water at Tenant’s expense for any private restrooms and office kitchen requested by Tenant.

(iv)

Operatorless passenger elevator service (if the Building has such equipment serving the Premises) and freight elevator service (if the Building has such equipment serving the Premises), subject to scheduling and reasonable charges by Landlord, in common with Landlord and other tenants and their contractors, agents and visitors. The passenger elevator shall be available twenty-four (24) hours per day, seven (7) days per week, subject to interruption due to maintenance, repair, replacement, and Force Majeure Delays.

(v)

Access to the Premises and the Building 24 hours per day, 365 days a year, subject to reasonable security regulations (such as providing identification to Building security personnel) imposed by Landlord during non-business hours.

(vi)

Replacement of all Building standard lighting tubes and bulbs, if any, located in Common Areas.

(B)

A base building chilled water air conditioning system is currently maintained by Duke Energy Generation Services of Boca Raton, LLC and may hereafter be maintained by another vendor designated by Landlord. Chilled water consumed by Tenant shall be separately metered. Tenant shall be responsible for the cost of the meter and installation thereof and the cost of Tenant’s HVAC and chilled water consumed in the Premises. Tenant shall have the ability to change its cooling days and hours at any time. Tenant shall be permitted to add variable air volume boxes (“VAV’s”) to the ductwork, at locations approved by Landlord, and at Tenant’s expense, to allow Tenant to cool only the Premises upon request. Landlord’s prior written approval shall be required to the plans and specifications for such VAV’s. Tenant shall have the right to install its own supplemental HVAC unit in the Premises, which may run off of the local supplier’s riser, provided that the plans and location for installation of such supplemental HVAC unit are approved by Landlord in writing in advance and all metering and installation charges and costs for consumption shall be at Tenant’s expense.

(C)

Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities which are not separately metered and are used by Tenant in excess of those required to be provided by Landlord under this Article (including a system for Landlord’s engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord’s reasonable charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment), and Landlord’s reasonable charges for such amount of excess services or utilities used by Tenant.

(D)

Landlord does not warrant that any services or utilities will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord’s reasonable control (each, a “Force Majeure Interruption”). None of the same shall be deemed an eviction or disturbance of Tenant’s use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for abatement of Rent (except as provided in the last sentence of this Section 7(D)), or relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages. In the event that services or utilities that Landlord is obligated to provide pursuant to this Lease are interrupted and such interruption is in Landlord’s reasonable control and renders a material portion of the Premises untenantable and Tenant actually ceases operation of its business in such portion of the Premises as a result thereof, then, except as otherwise provided in Article 12 hereof (which provisions shall govern the occurrence of an event described in such Article), then (i) if such condition continues for a period of more than three (3) consecutive business days, Tenant shall be entitled to an abatement of Base Rent and Additional Rent on a proportionate basis with respect to the applicable portion of the Premises for the period of time from the beginning of the three (3) business day period until the day preceding the earlier of the date on which (x) such services or utilities are restored in a manner fit for Tenant’s normal use of the Premises, and (y) Tenant recommences operation of its business in the applicable portion of the Premises, and (ii) if such condition continues for more than sixty (60) days and such condition is in Landlord’s control, the Tenant shall have the right to terminate the Lease upon written notice to Landlord.

(E)

Landlord agrees to provide and maintain an electronically controlled access system for the Common Areas of the Building during the Term (“Electronic Access System”); provided, however, that no representation or warranty with respect to the adequacy, completeness or integrity of the Electronic Access System is made by Landlord, and except for losses attributable to Landlord’s gross negligence or willful misconduct, the risk that any such system or entrance may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant’s property and interest, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses. Landlord reserves the right to modify, supplement or revise the access system at any time in its reasonable judgment. Said access system is not intended to serve as security for the Premises or otherwise for individual tenant-occupied spaces or suites. Tenant shall be responsible for the cost of all access cards issued with respect to the Premises for the Electronic Access System.

(F)

Tenant shall have the right to provide and maintain a security system within the Premises in accordance with plans and specifications approved by Landlord in accordance with the approval process set forth in the Workletter, or, in the event that such system is installed after completion of the Tenant Work, in accordance with the approval of Alterations under

Article 8; provided that Tenant shall provide Landlord with either the necessary codes and keys to gain access to the Premises or an emergency contact person to provide access to the Premises on a 24-hour-a-day, 365-day-a-year basis. Except in the event of an emergency, Landlord shall not modify or suspend Tenant’s security system without Tenant’s prior written consent. In the event of an emergency, if the emergency contact person is not available when needed to provide access, Landlord will have the right to gain access to the Premises by whatever means is reasonably necessary provided that Landlord determines in its reasonable judgment that emergency conditions necessitate such access, and, in such event, Landlord shall not be responsible for any damage caused thereby. Tenant shall be solely responsible for repair of such damage at its sole cost and expense.

(G)

In the event that the Premises is not separately metered, Landlord shall have the exclusive right (i) to choose the company or companies to provide electrical service to the Complex, the Building and the Premises, (ii) to aggregate the electrical service for the Complex, the Building and the Premises with other buildings or properties, (iii) to purchase electrical service through an agent, broker or buyer’s group, and (iv) to change the electrical service provider or manner of purchasing electrical service from time to time. Landlord shall be entitled to receive a reasonable fee (over and above any management fees or other fees) for the services Landlord performs in connection with the selection of utility companies and the administration and negotiation of contracts for the provision of electrical service.

(H)

Landlord shall have no responsibility for the rendering of telephone service to the Premises and Tenant shall arrange for and shall pay directly to the company furnishing the same all charges for such services used in the Premises.

(I)

Subject to the terms contained herein, Landlord reserves the right to interrupt air conditioning, elevator, plumbing, or electrical service, when, in Landlord’s reasonable judgment, such interruption is deemed necessary by reason of accident, emergency or for repairs, alterations, replacements or improvements thereto, provided that Landlord will notify Tenant in advance, except in the case of an emergency, of any such interruption and, if ascertainable, its estimated duration, and will undertake with reasonable diligence the work reasonably necessary to resume such service as promptly as reasonably possible and in a manner and at times so as not to unduly interfere with or impair Tenant’s use and enjoyment of the Premises.

(J)

Upon Tenant’s request, Landlord and Tenant shall enter into a Supplement to Lease for Emergency Standby Electric Power Service in the form of Exhibit C-1 attached hereto and made a part hereof pursuant to which Tenant shall contract for emergency standby electric power service in accordance with the rate schedule set forth in Exhibit C-2 attached hereto and made a part hereof.

ARTICLE 8

Alterations and Liens

(A)

Tenant shall make no additions, changes, alterations or improvements (the “Alterations”) to the Premises or the Systems and Equipment (as defined in Article 24) pertaining to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant may make non-structural, cosmetic Alterations which do not affect Systems and Equipment or cost in excess of $50,000 in any single instance without Landlord’s consent but otherwise in accordance with the provisions of the Lease. Landlord may impose reasonable requirements as a condition of such consent, including, without limitation, the submission of plans and specifications for Landlord’s prior written approval, which consent shall not be unreasonably withheld or delayed, obtaining necessary permits, posting bonds, obtaining insurance, prior approval of contractors, subcontractors and suppliers, prior receipt of copies of all contracts and subcontracts, contractor and subcontractor lien waivers, affidavits listing all contractors, subcontractors and suppliers, use of union labor (if Landlord uses union labor), affidavits from engineers acceptable to Landlord stating that the Alterations will not adversely affect the Systems and Equipment or the structure of the Building or the Complex, and requirements as to the manner and times in which such Alterations shall be done. All Alterations shall be performed (i) in a good and workmanlike manner and all materials used shall be of a quality comparable to or better than those in the Premises and Building, (ii) in accordance with plans and specifications approved by Landlord, and (iii) in accordance with all applicable legal requirements and requirements of any insurance company insuring the Building or portion thereof. Landlord may require that all such Alterations be performed under Landlord’s supervision. In all cases, Tenant shall pay Landlord a reasonable fee not to exceed $1,000 to cover Landlord’s overhead in reviewing Tenant’s plans and specifications and performing any supervision of the Alterations. If Landlord consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Alterations.

(B)

In accordance with the applicable provisions of the Florida Construction Lien Law and specifically Florida Statutes, Section 713.10, no interest of Landlord whether personally or in the Premises, or in the underlying land or Building of which the Premises are a part, or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder. Further, Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other estate of Landlord in the Premises or in the Building, and all mechanics, materialmen, contractors, artisans and other parties contracting with Tenant or its representatives or privies as to the Premises or any part of the Premises are hereby charged with notice that they must look to the Tenant to secure payment of any bill for work done or material furnished or for any other purpose during this Lease term. The foregoing provisions are made with express reference to Section 713.10 of the Florida Statutes. Landlord has recorded or will record a notice of the foregoing in the Public Records of Palm Beach County, Florida, pursuant to the provisions of Section 713.10 Florida Statutes.

(C)

Tenant shall keep the Complex, the Building and the Premises free from any mechanic’s, materialman’s or similar liens or other such encumbrances in connection with any Alterations on or respecting the Premises not performed by or at the request of Landlord, and shall indemnify and hold Landlord harmless from and against any claims, costs, damages, liabilities, judgments, and expenses (including attorneys’ fees) arising out of the same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any Alterations on the Premises (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. In all events Tenant will notify Landlord in writing, for Landlord’s approval, of the identities of any contractors or subcontractors Tenant proposes to use in the Premises at least ten (10) days prior to the beginning of work by any such contractors or subcontractors.

(D)

Notwithstanding the foregoing, if any mechanic’s or other lien shall be filed against the Premises, the Building or the Complex purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then Tenant shall at its expense cause such lien to be discharged by payment or posting of a cash or surety bond (in a manner and an amount, and with a bonding company, satisfactory to Landlord in its sole discretion), or other means satisfactory to Landlord within ten (10) days after written notice to Tenant thereof. If Tenant shall fail to take such action within such ten (10) day period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto (without limitation as to other remedies available to Landlord under this Lease), and Tenant shall reimburse Landlord for the cost of discharging such lien plus interest thereon at the rate of eighteen percent (18%) per annum, together with an administrative fee of Two Thousand Five Hundred Dollars (“$2,500.00”). Tenant shall indemnify and hold harmless Landlord against any and all claims, costs, damages, liabilities, judgments, and expenses (including attorneys’ fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or its discharge, and all such sums shall be deemed to be Rent and immediately due and payable upon demand by Landlord.

(E)

Consent to an Alteration shall not constitute consent or authorization by Landlord to the placement of financing by Tenant relating to the Alterations that purports to create any security interest in the Building or that purports to subordinate this Lease to any such financing, and any such effort or agreement by Tenant shall constitute a Default.

(F)

During the construction of any Tenant Work or subsequent Alterations and in the course of the operation of the Building, Landlord shall have authority to reasonably coordinate access to loading areas, freight elevators (if any), the roof, shafts, space and other areas of the Building, and to adopt reasonable rules and regulations pertaining to same, and to approve such Tenant access in accordance with Landlord’s reasonable determination. Tenant will also cause its contractor(s) to coordinate their use of and access to the foregoing with Landlord’s base building contractor, which will have authority to approve such access during construction in accordance with Landlord’s reasonable determination.

ARTICLE 9

Repairs

(A)

Except for damage covered under Article 10 and Landlord’s responsibility to maintain the structural components of the Premises, Tenant shall keep the Premises in good and sanitary condition, working order and repair (including, without limitation, carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements whether installed by Landlord or Tenant). In the event that any repairs, maintenance or replacements are required for any item for which Tenant is responsible for under the Lease, Tenant shall promptly arrange for the same either through Landlord for such reasonable charges as Landlord may from time to time establish, or such contractors as Landlord generally uses at the Complex or at the Building or such other contractors as Landlord shall first approve in writing, and in a first class, workmanlike manner approved by Landlord in advance in writing. If Tenant does not promptly make such arrangements after five (5) business days prior written notice to Tenant, Landlord may, but need not, make such repairs, maintenance and replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant as Rent within five (5) business days after request by Landlord (together with a service charge for Landlord’s administrative services, in an amount equal to the charge customarily assessed by Landlord to other tenants of the Building for similar work, provided such charge shall in no event exceed fifteen percent (15%) of the actual cost to Landlord of such work). Except for repairs, maintenance and replacements to areas of the Building or the Complex outside the Premises, caused, in whole or in part, as a result of (a) moving any furniture, fixtures, or other property to or from the Premises, or by Tenant or its employees, agents, invitees, licensees, subtenants, visitors or contractors, or (b) the negligence or willful misconduct of Tenant or its employees, agents, invitees, licensees, subtenants, visitors or contractors, or for damage covered under Article 10, Landlord shall, at its sole cost and expense, keep the structure of the Premises, Building and Complex and Common Areas (as defined in Article 24) of the Building and Complex and the Systems and Equipment in a clean and good and sanitary condition, first-class working order and repair and in compliance with applicable Law (the cost of which shall be included in Operating Expenses, as described in Article 24, except as limited therein). Notwithstanding anything to the contrary, the cost of all repairs, and maintenance for the structural components of the Premises, Building and Complex as well as the mechanical systems servicing the Premises shall not be passed through as Operating Expenses except as may be otherwise expressly permitted under this Lease.

(B)

Landlord, its employees, agents, and authorized contractors shall have the right to enter the Premises at all reasonable hours (upon prior notice to Tenant delivered to the Premises except in an emergency) for the purpose of making such alterations, repairs, improvements or additions to the Premises as are otherwise permitted or required to be made by Landlord under this Lease or such alterations, repairs, improvements or additions to the Building or the Complex as Landlord may deem necessary or desirable. In the event of any work undertaken by Landlord in the Premises for the purpose of making alterations, repairs, improvements or additions to the Building or the Complex, Landlord agrees, at Tenant’s option, either to repair any physical damage directly caused by any such work to Tenant’s leasehold improvements, fixtures, merchandise and other physical property located within the Premises or reimburse Tenant for the reasonable expenses incurred by Tenant in order to effect such repairs, provided that Landlord shall not be liable for any such repairs to the extent such repairs are covered by Tenant’s insurance or would be covered by insurance required to be carried by Tenant under this Lease. Landlord agrees to use reasonable means to minimize interference with Tenant’s business or damage to, or loss of, Tenant’s property in the Premises on account of such entry by Landlord. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord, its employees and agents may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant for such entry and without such entry constituting an eviction of Tenant or termination of this Lease. There shall be no abatement of Rent because of any repairs, alterations, additions or improvements to the Premises, Building or Complex, except as otherwise provided in Article 10 hereof.

ARTICLE 10

Casualty Damage

(A)

If the Premises, or any Common Areas of the Building or of the Complex providing access thereto, shall be damaged by fire or other casualty, Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Holder (as defined in Article 24), any other modifications to the Common Areas deemed desirable by Landlord (provided access, size and configuration to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant Work or any Tenant’s furniture, furnishings, fixtures, equipment or other personal property or any Alterations or other improvements in excess of any work performed by Landlord under the terms and provisions of the Workletter or any separate agreement therefor signed by the parties hereto. Landlord agrees to give Tenant written notice within sixty (60) days of the date of the fire or other casualty of the estimated duration of the repair or restoration required or Landlord’s election to terminate the Lease if permitted under clauses (a) through (d) below. If the estimated time for repair or restoration exceeds two hundred seventy (270) days, Tenant shall have the right to terminate this Lease within thirty (30) days of Landlord’s original notice to Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof. However, Landlord shall allow Tenant a proportionate abatement of Rent (Base Rent and Additional Rent) during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof (unless Tenant or its employees, agents, or contractors caused the damage). Notwithstanding the foregoing to the contrary, Landlord may elect to terminate this Lease if the Building or the Complex shall be materially damaged by Tenant or its employees, agents, or contractors or if the Building shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and access thereto cannot reasonably be completed within one hundred eighty (180) days after the casualty without the payment of overtime or other premiums, (b) more than twenty-five percent (25%) of the Premises is affected by the damage, and fewer than twenty-four (24) months remain in the Term, or any material damage occurs to the Premises during the last twelve (12) months of the Term, (c) any Holder shall require that the insurance proceeds or any portion thereof be used to retire the Mortgage debt (or shall terminate the ground lease, as the case may be), or the damage is not fully covered by Landlord’s insurance policies, or (d) the cost of the repairs, alterations, restoration or improvement work would exceed twenty-five percent (25%) of the replacement value of the Building, or the nature of such work would make termination of this Lease necessary or convenient. Tenant agrees that Landlord’s obligation to restore, and the abatement of Rent and any other remedies provided herein, shall be Tenant’s sole recourse in the event of such damage, and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises, the Building or the Complex. If this Lease has not been sooner terminated by Landlord or Tenant and the repair or restoration is not completed within two hundred seventy (270) days after the date of the fire or other casualty for any reason, including Force Majeure Delay, Tenant may terminate this Lease upon thirty (30) days notice to Landlord, provided that if the repair or restoration is completed within such thirty (30) day period, Tenant’s termination of this Lease shall be null and void and this Lease shall continue in full force and effect in accordance with its terms.

(B)

Landlord shall in no event be obligated to restore any Tenant Work or Alterations made by Tenant, all of which shall be the sole responsibility of Tenant to restore, at Tenant’s sole expense.

ARTICLE 11

Insurance, Subrogation, and Waiver of Claims

Tenant shall maintain during the Term commercial general liability insurance, with limits of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000), in the aggregate, combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Tenant shall also maintain during the Term worker compensation insurance as required by statute, business interruption insurance and “all-risk” property damage insurance covering any Tenant Work or Alterations, Tenant’s personal property, business records, fixtures and equipment for, damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, business interruption, and other insurable risks in amounts not less than the full insurable replacement value of such property and full insurable value of such other interests of Tenant (subject to reasonable deductible amounts). Neither the issuance of any insurance policy required hereunder nor the minimum limits specified herein with respect to Tenant’s insurance coverage shall be deemed to limit or restrict in any way Tenant’s liability arising under or out of this Lease. Landlord shall, as part of Operating Expenses, maintain during the Term commercial general liability insurance, with limits of not less than Five Million Dollars ($5,000,000) combined single limit for personal injury, bodily injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Landlord shall also, as part of Operating Expenses, maintain during the Term worker compensation insurance as required by statute, and primary, non-contributory, extended coverage or “all-risk” property damage insurance, in an amount equal to at least ninety percent (90%) of the full insurable replacement value of the Building (exclusive of the costs of excavation, foundations and footings, and such risks required to be covered by Tenant’s insurance, and subject to reasonable deductible amounts), or such other amount necessary to prevent Landlord from being a co-insured, and such other coverage as Landlord shall deem appropriate or that may be required by any Holder. Tenant agrees upon written request of Landlord, but not more frequently than one per calendar year, to increase the minimum limits of its respective insurance coverage described above from time to time as reasonably necessary in order to reasonably protect the interests of the parties hereto insured thereby, provided such increases are consistent with the increases of other landlords of comparable office building properties in the vicinity of the Complex.

Tenant shall provide Landlord with certificates evidencing such coverage (showing Landlord, Landlord’s managing agent, Landlord’s lender(s) as may exist from time to time, and any other person from time to time designated in writing by notice from Landlord to Tenant as additional insureds) prior to the Commencement Date, which shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days’ prior written notice to Landlord, and shall provide renewal certificates to Landlord at least thirty (30) days prior to expiration of such policies. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. Any insurance policies hereunder may be “blanket policies” provided that the minimum limits of coverage required under this Article 11 are met. All insurance required hereunder shall be provided by responsible insurers and Tenant’s insurer shall be reasonably acceptable to Landlord. By this Article, Landlord and Tenant intend that their respective property loss risks shall be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

ARTICLE 12

Condemnation

If the whole or any material part of the Premises, the Building or the Complex shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, the Building or the Complex, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than ninety (90) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the operation of Tenant’s business in the ordinary course as conducted immediately prior to the taking or access to the Premises is materially impaired, for the remainder of the Lease Term, as determined by Tenant in its commercially reasonable judgment. If neither condition exists, this Lease shall continue in full force and effect as to the part of the Premises not condemned, except that as of the date title vests in such authority Tenant shall not be required to pay Base Rent and Additional Rent with respect to the part of the Premises condemned. All awards, damages and other compensation paid by such authority on account of such condemnation shall belong to Landlord, and Tenant assigns to Landlord all rights to such awards, damages and compensation. Tenant shall not make any claim against Landlord or the authority for any portion of such award, damages or compensation attributable to damage to the Premises, value of the unexpired portion of the Term, loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the authority for the value of furnishings and trade fixtures installed in the Premises at Tenant’s expense and for relocation expenses, provided that such claim shall in no way diminish the award, damages or compensation payable to or recoverable by Landlord in connection with such condemnation.

ARTICLE 13

Return of Possession

At the expiration or earlier termination of this Lease or Tenant’s right of possession to the Premises, Tenant shall surrender possession of the Premises in the condition required under Article 9, ordinary wear and tear excepted, and shall surrender all keys, any key or access cards, and any parking stickers or cards, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises, and shall remove all trade fixtures and personal property. Except as otherwise provided in this Lease, all improvements, fixtures and other items in or upon the Premises (except trade fixtures, furniture, equipment and other personal property belonging to Tenant), whether installed by Tenant or Landlord, shall be Landlord’s property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. However, Tenant shall promptly remove any items for which Landlord specifically required removal as a condition to the granting of its approval, provided, however, Landlord shall not require removal of customary office improvements installed by Tenant. If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises or the Complex required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand with interest at the Default Rate (as hereinafter defined) from the date funds are expended until reimbursement by Tenant. All property removed from the Premises or the Complex by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant’s expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All property which is not removed from the Premises or which is not retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or of Tenant’s right to possession to the Premises, shall at Landlord’s option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law,

Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

ARTICLE 14

Holding Over

Tenant shall have no right to occupy the Premises or any portion thereof after the Expiration Date or after termination of this Lease or of Tenant's right to possession pursuant to Article 22 hereof. If Tenant, or any party claiming by, through or under Tenant, does not immediately surrender the Premises upon the expiration or earlier termination of the Lease Term, Tenant shall become a tenant by the month and the rent shall be increased to equal the greater of (a) fair market rent for the Premises, or (b) double the Base Rent, Additional Rent and other sums (plus applicable state and local sales and use taxes due thereon) that would have been payable pursuant to the provisions of this Lease if the Term of this Lease had continued during such holdover period (the “Applicable Rent”), together with all damages sustained by Landlord on account thereof. The Applicable Rent shall be computed on a monthly basis and shall be payable on the first day of such holdover period and the first day of each calendar month thereafter during such holdover period until the Premises have been vacated. In addition, at any time while Tenant remains in possession, Landlord may also elect, by written notice to Tenant and not otherwise, to have such retention of possession constitute an extension of this Lease for one (1) year at two hundred percent (200%) of the Applicable Rent. Landlord’s acceptance of such rent shall not constitute consent by Landlord to Tenant’s holdover possession and shall not in any manner adversely affect Landlord’s other rights and remedies, including Landlord’s right to evict Tenant and to recover damages. Landlord’s acceptance of such rent or any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over. In addition, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and for damages.

ARTICLE 15

No Waiver

No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord’s consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord’s consent or approval respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. The acceptance of Rent or of the performance of any other term or provision from any Person other than Tenant, including any Transferee, shall not constitute a waiver of Landlord’s right to approve any Transfer.

ARTICLE 16

Attorneys’ Fees and Jury Trial

(A)

In the event of any litigation between the parties, the prevailing party shall be entitled to obtain, as part of the judgment, all reasonable attorneys’ fees, costs and expenses incurred in connection with such litigation, except as may be limited by applicable Law.

(B)

Landlord and Tenant waive trial by jury in any action, proceeding, claim or counterclaim brought in connection with any matter arising out of or in any way connected with this Lease, the landlord-tenant relationship, Tenant’s use or occupancy of the Premises or any claim of injury or damage. Tenant consents to service of process and any pleading relating to any such action at the Premises; provided, however, that nothing herein shall be construed as requiring such service at the Premises. Landlord and Tenant waive any objection to the venue of any action filed in any court situated in the jurisdiction in which the Building is located and waive any right under the doctrine of forum non conveniens or otherwise, to transfer any such action filed in any such court to any other court.

ARTICLE 17

Personal Property Taxes, Rent Taxes and Other Taxes

Tenant shall pay, within thirty (30) days of notice thereof, but in any event before delinquency, any personal property, business, rent or other taxes or fees that are now or hereafter levied, assessed or imposed upon Tenant’s use or occupancy of the Premises, the conduct of Tenant’s business in the Premises or Tenant’s equipment, fixtures, furnishings, inventory or personal property. If any such tax or fee is enacted or altered so that such tax or fee is levied against Landlord or so that Landlord is responsible for collection or payment thereof, Tenant shall pay to Landlord as Additional Rent the amount of such tax or fee (plus applicable state and local sales and use taxes due thereon) within thirty (30) days of its having been assessed, but in no event in a fashion as to constitute a delinquency in the payment of such taxes, fees or assessments. Tenant shall also promptly pay any sales or use tax or other local tax now or hereafter in existence that is imposed. Any sales or use taxes imposed on Rent shall be paid by Tenant to Landlord simultaneously with the monthly payment of Base Rent. All tax obligations hereunder shall be deemed Additional Rent.

ARTICLE 18

Subordination, Attornment and Mortgagee Protection

Subject to the provisions contained herein, this Lease is subject and subordinate to all Mortgages (as defined in Article 24) now or hereafter placed upon the Building or the Complex, provided such Mortgage holder shall agree to provide a non-disturbance instrument in customary form by which such Mortgage holder accepts this Lease and Tenant’s rights hereunder and shall not disturb Tenant’s quiet possession in the event of a foreclosure or deed in lieu of foreclosure, so long as Tenant does not default and fail to cure within the time permitted hereunder. If any foreclosure proceedings are initiated by any Holder or a deed in lieu is granted, Tenant agrees to attorn and pay Rent to any Holder which is a successor to Landlord hereunder or a purchaser at a foreclosure sale and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment (provided such Holder or purchaser shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as

Tenant does not default and fail to cure within the time permitted hereunder). Any Holder may elect to make this Lease prior to the lien of its Mortgage, by written notice to Tenant, and if the Holder of any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage. Tenant shall execute such documentation as Landlord may reasonably request from time to time, in order to confirm the matters set forth in this Article in recordable form. As long as any Mortgage is outstanding, Tenant agrees that Tenant shall not cancel, surrender, terminate, assign, amend or modify, or enter into any agreement to cancel, surrender, terminate, assign, amend or modify the Lease, without the prior written approval of such holder. A cancellation or surrender of this Lease without the prior written consent of the Holder (except as may be specifically contemplated under this Lease) which is in violation of the foregoing prohibition shall be voidable. In the event of any default on the part of Landlord arising out of or accruing under this Lease, whereby the validity or the continued existence of this Lease might be impaired or terminated by Tenant, or Tenant might have a claim for partial or total eviction or abatement of rent, Tenant shall not pursue any of its rights with respect to such default or claim, and no notice of termination of this Lease as a result of such default shall be effective, unless and until Tenant has given written notice of such default or claim to the applicable Holder simultaneously with its notice to Landlord (provided that Landlord has provided Tenant in writing with the appropriate notice address for such Holder) and granted to such Holder the period of time granted to Landlord under the Lease to cure or to undertake the elimination of the basis for such default or claim; it being expressly understood that such Holder’s right to cure any such default or claim shall not be deemed to create any obligation for such Holder to cure or to undertake the elimination of any such default or claim and will not toll any cure periods provided for under the Lease.

Notwithstanding anything to the contrary set forth in this Article 18, Landlord agrees to use commercially reasonable efforts to obtain from the Holder of the current Mortgage on the Complex, a Subordination, Non-Disturbance and Attornment Agreement substantially in the form of Exhibit D attached hereto and made a part hereof (“SNDA”) within thirty (30) days of the execution of this Agreement. If, notwithstanding Landlord’s commercially reasonable efforts to do so, Landlord is unable to obtain the SNDA by September 1, 2008, Tenant, as its sole and exclusive remedy, may terminate this Lease whereupon neither party shall have any further rights or obligations hereunder, provided that (i) Landlord shall promptly return any prepaid Rent and the Security Deposit to Tenant, and (ii) all provisions of this Lease which expressly survive the expiration or earlier termination of this Lease shall remain in full force and effect in accordance with their respective terms.

ARTICLE 19

Estoppel Certificate

Landlord and Tenant shall each from time to time (in such capacity, “Responding Party”), within ten (10) business days after written request from the other party (“Requesting Party’), execute, acknowledge and deliver a statement certifying that (i) this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect (or if this Lease is claimed not to be in force and effect, specifying the ground therefor) and any dates to which the Rent has been paid in advance, and the amount of monthly installments of Base Rent and Additional Rent, plus applicable state and local sales and use taxes due thereon, and any Security Deposit, (ii) there are not, to the Responding Party’s knowledge, any uncured defaults on the part of the Requesting Party hereunder, or specifying such defaults if any are claimed, (iii) Tenant is in possession of the Premises, if that is the case; (iv) the Responding Party has no off-sets or defenses to the performance of its obligations under this Lease (or if the Responding Party believes there are any off-sets or defenses, a full and complete explanation thereof); (v) the Premises have been completed in accordance with the terms and provisions hereof or the Workletter, Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; and (vi) certifying as to such other matters as the Requesting Party may reasonably request, or as may be requested by the Requesting Party’s current or prospective Holders, insurance carriers, auditors, and prospective purchasers. Any such statement may be relied upon by any such parties. If the Responding Party shall fail to execute and return such statement within the time required herein, the Responding Party shall be deemed to have agreed with the matters set forth therein.

ARTICLE 20

Assignment and Subletting

(A)

Transfers. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or (iii) permit the occupancy of the Premises by any Persons (as defined in Article 24) other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than thirty (30) nor more than one hundred and eighty (180) days after Tenant’s notice), (b) the portion of the Premises to be Transferred (herein called the “Subject Space”), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. If Landlord requests additional information, Tenant’s notice will not be deemed to have been received and Landlord may withhold consent to such Transfer until Landlord receives and has a reasonable opportunity to review such additional information. Any Transfer made without complying with this Article shall, at Landlord’s option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $1,000.00 towards Landlord’s review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

(B)

Approval. Landlord will not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant’s notice and will endeavor to respond to Tenant’s request (accompanied by all documentation required under Section 20(A) above) within fifteen (15) business days of submission. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Complex, or would be a significantly less prestigious occupant of the Complex than Tenant, (ii)

the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, (iv) the Transferee is either a government (or agency or instrumentality thereof) or an occupant of the Complex, (v) the proposed Transferee does not have a reasonable financial condition in relation to the obligations to be assumed in connection with the Transfer, (vi) Tenant has committed and failed to cure a Default at the time Tenant requests consent to the proposed Transfer, (vii) in the judgment of Landlord, such a Transfer would violate any term, condition, covenant, or agreement of the Landlord involving the Complex or any other tenant’s lease within it; or (viii) any other basis which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant’s sole and exclusive remedy therefor shall be to seek specific performance of Landlord’s obligation to consent to such Transfer.

(C)

Transfer Premium. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord fifty percent (50%) of any Transfer Premium derived by Tenant from such Transfer. “Transfer Premium” shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting therefrom (on a monthly basis) the reasonable expenses incurred by Tenant, amortized over the balance of the Term, for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer if acceptable written evidence of such expenditures is provided in advance to Landlord. If part of the consideration for such Transfer shall be payable other than in cash, Landlord’s share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord. The percentage of the Transfer Premium due Landlord hereunder shall be paid within ten (10) days after Tenant receives any Transfer Premium from the Transferee. The provisions of this Section 20(C) shall not be applicable to a Tenant Affiliate.

(D)

Recapture. Notwithstanding anything to the contrary contained in this Article, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of Tenant’s notice of any proposed Transfer, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Tenant’s notice as the effective date of the proposed Transfer (or at Landlord’s option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. The provisions of this Section 20(D) shall not be applicable to a Tenant Affiliate.

(E)

Terms of Consent. If Landlord consents to a Transfer: (a) any Transfer shall be made only if, and shall not be effective until, the Transferee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the Transferee shall assume the obligations of this Lease on the part of Tenant to be performed or observed, (b) the terms and conditions of this Lease, including among other things, Tenant’s (or any Transferee’s) liability for the Subject Space, shall in no way be deemed to have been waived or modified and the original named Tenant (and any Transferee, as the case may be) shall remain fully liable for the payment of Rent and additional Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed, (c) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (d) except as otherwise provided in this Lease, no Transferee shall succeed to any rights provided in this Lease to terminate this Lease prior to the Expiration Date, such right being deemed personal to Tenant, (e) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord, and (f) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s costs of such audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (i) treat such sublease as canceled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If Tenant shall Default and fail to cure within the time permitted for cure under Section 22(A), Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such Default is cured.

(F)

Certain Transfers. For purposes of this Lease, the term “Transfer” shall also include (a) if Tenant is a partnership or a limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners or members, as the case may be, or a transfer of a majority of partnership interests or membership interests, as the case may be, within a twelve month period, or the dissolution of the partnership or the limited liability company, as the case may be, and (b) if Tenant is a corporation whose stock is not publicly held and not traded through an exchange or over the counter, the dissolution, merger, consolidation or other reorganization of Tenant, or within a twelve month period: (i) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of Tenant’s net assets, or (iii) the issuance of shares by the corporation to any new shareholders, provided that any of the foregoing results in a change of a “control” of Tenant.

(G)

Permitted Transfers. Notwithstanding anything to the contrary in this Article 20, Tenant may permit the Premises to be used by, or may sublease the Premises or assign this Lease to (i) Tenant’s parent company, (ii) any party which is wholly owned or controlled by Tenant of which owns or controls Tenants or which is owned by a company which owns of controls Tenant, or (iii) any party into which Tenant is merged, consolidated or reorganized, or to which all or substantially all of Tenant’s assets or stock are sold, without Landlord’s consent, provided: (a) Landlord shall receive a copy of the executed transfer document promptly after execution, (b) Tenant shall remain liable under this Lease, (c) the Transferee shall expressly assume and agree to perform all of Tenant’s obligations under this Lease, (d) Tenant is not then in Default beyond any applicable cure period, and (e) the resulting Transferee, in the case of a party described in clause (G)(ii) above, shall have a net worth which is equal to, or greater than, the net worth of Tenant immediately prior to such Transfer; such Transferee being herein referred to a “Tenant Affiliate”. No Tenant Affiliate who is an assignee shall further assign this

Lease and no Tenant Affiliate who is a sublessee shall assign or encumber its sublease or further sublet all or any part of the Premises to any Person other than to an entity controlling, controlled by or under common control with Tenant, except in accordance with the provisions of this Article 20 (other than this Section 20(G)) and any event resulting in such Tenant Affiliate ceasing to be an entity controlling, controlled by or under common control with Tenant shall be deemed to be a Transfer of this Lease requiring the prior consent of Landlord, and Tenant shall thereupon be required to comply with all provisions of this Article 20 (other than this Section 20(G)). For purposes of the immediately foregoing, “control,” means ownership of more than fifty percent (50%) of the issued and voting stock of a corporation, or membership interest of a limited liability company or the power to control the same, or general partnership control of a partnership. It is Landlord’s intent to permit assignment of this Lease and subletting pursuant to this Section 20(G) exclusively as an accommodation to the bona fide and legitimate business needs of Tenant, and notwithstanding the provisions hereof, no assignment of this Lease or sublease of the Premises without Landlord’s consent hereunder shall be permitted where the sole or primary purpose of such assignment or subletting is to Transfer this Lease or to permit occupancy of the Premises by a third party in avoidance of Landlord’s consent, or in the case of a purchase or other acquisition by any corporation or other entity of all or substantially all of Tenant’s assets, where this Lease constitutes all or a substantial portion of such assets.

ARTICLE 21

Rights Reserved By Landlord

In connection with entering the Premises to exercise any of the rights reserved by Landlord under this Article 21, Landlord shall (a) provide reasonable advance written or oral notice to Tenant’s on-site manager or other appropriate person (except in emergencies, or for routine matters), and (b) take reasonable steps to minimize any interference with Tenant’s business. Except to the extent expressly limited by the provisions of this Article 21, Landlord reserves full rights to control the Complex (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind subject to the terms contained in the Lease), including more particularly, but without limitation, the following rights. Further, all such rights by Landlord shall be exercised by Landlord in a commercially reasonable manner as to not unreasonably interfere with Tenant’s operation of its business or its access thereto:

(A)

To change the name or street address of the Complex or any part thereof; install and maintain signs on the exterior and interior of the Complex or any part thereof; retain at all times, and use in appropriate instances, keys to all doors within and into the Premises; grant to any Person the right to conduct any business or render any service at the Complex, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.

(B)

To enter the Premises by means of a master key at reasonable hours upon reasonable prior notice to Tenant (except in an emergency, in which case entry can be at any hour with no notice) for reasonable purposes: including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises, at reasonable hours, to current and prospective mortgage lenders, ground lessors, insurers, and prospective purchasers, and if Tenant does not exercise a renewal option within the time period required under this Lease, to tenants and brokers. If Tenant shall abandon the Premises at any time, or shall vacate the same during the last three (3) months of the Term, without, in either instance, written notice of its intention to re-enter and resume operations in the Premises, upon prior written notice to Tenant, Landlord may decorate, remodel, repair, or alter the Premises.

(C)

To limit or prevent access to the Complex and the Building or any parts thereof, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of tenants or other occupants of the Complex or the protection of the Complex and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

(D)

To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Complex or any part thereof, including the Building, and to any adjacent building, structure, parking facility, land, street or alley (including without limitation changes and reductions in corridors, lobbies, toilets, stairs, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Building or the Complex in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Building and the Complex, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant’s request.

(E)

To substitute for the Premises other premises (herein referred to as the “Relocation Premises”) at the Complex, subject to the following terms, conditions and qualifications: (i) the Relocation Premises shall be similar to the Premises in area, configuration and accessability, (ii) Landlord shall give Tenant prior written notice as early as practicable but in no event less than ninety (90) days before making such change, and the parties shall execute an amendment to the Lease confirming the change within thirty (30) days after either party shall request the same; (iii) if Tenant shall already have taken possession of the Premises: (a) Landlord shall pay reasonable expenses of Tenant in moving from the Premises to the Relocation Premises, including movers, electrical work, computer systems and wiring, reinstalling the Tenant’s personal property and equipment in the Relocation Premises, replacing stationery and business cards rendered unusable by such relocation, and improving the Relocation Premises so that they are substantially similar to the Premises in all material respects, including the quality of materials used in the initial build-out of the Premises, and, (b) such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant; and (iv) the relocation is necessary to accommodate either (a) an existing tenant of the Complex which leases a significant amount of space in the Complex and desires to lease additional space in the Complex and will require the leasing of the original Premises and the 6,500 square foot space also located on the 2nd floor of the Building to such existing tenant, or (b) a prospective tenant which desires to lease a significant amount of space in the Complex and will require the leasing of the original Premises and the 6,500 square foot space also located on the 2nd floor of the Building to such prospective tenant; and (v) the abatement of Base Rent for the Relocation Premises for the first sixty (60) days of Tenant’s occupancy of the Relocation Premises, provided that Tenant shall continue to be obligated to pay Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Expenses and all other charges under this Lease (exclusive of Base Rent) for such sixty (60) day period. Tenant waives any claim for damages, abatement of Rent or loss of profits due to such relocation. Tenant shall cooperate with Landlord in connection with any relocation, including, without limitation, providing timely responses to any requests for review and approval of proposed plans for tenant improvements to the Relocation Premises. Upon the date of such relocation, the Relocation Premises shall become and be deemed the Premises hereunder and all the terms and conditions of this Lease shall be applicable to the Relocation Premises, including, without limitation, the right of Landlord to again relocate Tenant pursuant to this Section 21(E), but in no event more frequently than once every five (5) years during the Term, including any renewal or extension periods.

(F)

To install, use and maintain in and through the Premises pipes, conduits, wires, ducts or mechanical installations serving the Building or other parts of the Complex. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with the moving or the servicing of equipment of Landlord to or from the enclosures containing such installations and Tenant further agrees that neither Tenant, nor its servants, employees, agents, visitors, licensees, or contractors shall at any time tamper with, adjust, or otherwise in any manner affect Landlord’s mechanical installations.

(G)

To take any other action which Landlord deems reasonable in connection with the operation, maintenance, marketing, or preservation of the Building or the Complex.

(H)

To sell one or more or all of the buildings in the Complex.

(I)

To approve the weight, size, and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Complex, the Building or the Premises only at such times and in such manner as Landlord shall direct, at Tenant’s sole risk and responsibility.

(J)

To re-determine the rentable square footage of the Premises, the Building or the Complex (or any part thereof) at any time during the Term by remeasuring the area thereof in accordance with the then current American National Standards Institute (“NASI”)/Building Owners and Managers Association International (“BOMA”) measurement standards so long as any such remeasurement shall not result in an increase or decrease in Base Rent as set forth in this Lease for the balance of the Term.

(K)

To grant to anyone the exclusive right to conduct any particular business in the Building not inconsistent with Tenant’s permitted use of the Premises.

(L)

Landlord reserves for itself the exclusive use of all portions of the roof of the Building and all interstitial space within the buildings and Complex. Tenant acknowledges that Landlord may have reserved certain risers, pads, roof locations, and similar areas of the Building for lease to tenants who have in excess of building standard need for such areas.

(M)

From time-to-time and at any time, to test building equipment, including but not limited to, stand-by electric power equipment and facilities, and Landlord shall not be liable in the event of any temporary interruption of service arising from or relating to such testing.

(N)

To exclude from the Complex portions of the real property (and the improvements located thereon) not underlying the Building; to make alterations or additions to the Building, and to any other buildings or improvements within the Complex; to construct, or permit others to construct, other buildings or improvements within the Complex, including, without limitation, the construction of additional stories on any such building or buildings, the construction of buildings adjoining any such buildings or the construction of multi-level, elevated, underground or other parking facilities within the Complex.

ARTICLE 22

Landlord’s Remedies

(A)

Default. The occurrence of any one or more of the following events shall constitute a “Default” by Tenant if not cured within the applicable time permitted for cure specified below, and shall give rise to Landlord’s remedies set forth in Section 22(B), below: (i) failure by Tenant to make when due any payment of Rent, provided that, on up to two (2) occasions in any twelve (12) month period, there shall exist no Default unless Tenant shall have been given written notice of such failure and shall not have made the payment within five (5) days following the giving of such notice; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within thirty (30) days after notice [provided, if such an asserted default is not reasonably subject to cure within said thirty (30) day period, and Tenant has commenced a cure within said original thirty (30) period that is reasonably calculated to effect the cure within a reasonable time, and Tenant continues to diligently prosecute the cure to completion, Tenant shall be granted an additional reasonable time to effect the cure to completion; (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) business days after notice (provided, if the nature of Tenant’s failure is such that more than five (5) business days time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter diligently prosecutes a cure to completion); (iv) the failure to take possession of the Premises within sixty (60) days after the Commencement Date, whether or not Tenant thereafter continues to pay Rent due under this Lease; (v) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant in connection with negotiating or entering this Lease or in connection with any Transfer under Article 20; (vi) failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space at the Complex or any other buildings owned or managed by Landlord or its affiliates, now or hereafter entered into by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord’s election, constitute a default under any such other lease or leases). The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

(B)

Remedies. (i) If a Default occurs and is not cured within the applicable time permitted for cure under Section 22(A), Landlord shall have the rights and remedies set forth in this Article 22, which shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any Law or other provisions of this Lease:

(a)

Terminate this Lease and Tenant's right of possession; or

(b)

Enter upon and take possession of the Premises without terminating this Lease.

In the event of Landlord's exercise of any of the foregoing rights and remedies, Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor. The provisions of this Article shall operate as a notice to quit, any other notice to quit or notice of Landlord's intention to re-enter the Premises being hereby expressly waived. No re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord’s part to terminate this Lease unless a written notice of such intention is given to Tenant or unless a termination of this Lease is decreed by a court of competent jurisdiction. If Landlord elects to either terminate this Lease or Tenant's right of possession, all obligations of Landlord under this Lease to be done and performed by Landlord shall cease, without prejudice, and Landlord shall have the right to recover from Tenant all Rent and other sums accrued through the later to occur of (x) termination of this Lease, or (y) Landlord's recovery of possession of the Premises.

(ii) Whether or not this Lease is terminated, Tenant shall remain liable for Base Rent, Additional Rent and other Rent (plus applicable state and local sales and use taxes due thereon), and damages which may be due or sustained prior to such Default, all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees, brokerage fees, and expenses incurred in placing the Premises in first-class rentable condition) incurred by Landlord in pursuit of its remedies and in renting the Premises to others from time to time. Tenant shall also be liable for additional damages (but in no event any consequential or punitive damages) which at Landlord’s election shall be either:

(a)

an amount equal to Base Rent, Additional Rent and other Rent (plus applicable state and local sales and use taxes due thereon) which would have become due during the remainder of the Term, less the amount of rental, if any, which Landlord receives during such period from others to whom the Premises may be rented (other than any rent payable as a result of any failure of such other person to perform any of its obligations), which damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following Tenant’s Default and continuing until the date on which the Term would have expired but for Tenant’s Default. Separate suits may be brought to collect any such damages for any month(s), and such suits shall not in any manner prejudice Landlord’s right to collect any such damages for any subsequent month(s), or Landlord may defer any such suit until after the expiration of the Term, in which event the cause of action shall be deemed not to have accrued until the expiration of the Term; or

(b)

an amount equal to the present value (as of the date of the termination of this Lease) of the difference between (i) Base Rent, Additional Rent and other Rent (plus applicable state and local sales and use taxes due thereon), which would have become due during the remainder of the Term, and (ii) the fair market rental value of the Premises for the same period, which damages shall be payable to Landlord in one lump sum on demand. For purpose of this clause, present value shall be computed by discounting at a rate equal to two (2) whole percentage points above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Complex (or, if such rate is not reasonably available, such substitute rate as Landlord reasonably shall select).

(C)

Landlord’s Option To Re-let. Upon Landlord's election to re-enter, as herein provided, or to take possession pursuant to legal proceedings or pursuant to any notice provided for by Law, Landlord may (but shall not be obligated to) from time to time, with or without terminating this Lease, make such alterations and make such repairs as may be necessary in order to relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. All such reletting shall be considered as on the account and for the benefit of Tenant and Tenant shall be in no way relieved of its obligations under this Lease as a result of such reletting and shall remain responsible for any deficiency arising therefrom through the end of the Term of this Lease. Landlord agrees to use commercially reasonable efforts to relet the Premises and mitigate its damages in the event of a termination of this Lease or of Tenant’s right of possession of the Premises. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and costs of such alterations and repairs; third, to the payments of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder (after taking into account the foregoing application of such rentals), Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

(i)

Notwithstanding any such reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous Default. If Landlord at any time terminates this Lease for any Default, in addition to any other remedies it may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such Default (excluding any consequential or punitive damages), including the cost of recovering the Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Premises for the remainder of the Term, of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the Rent which would be payable by Tenant hereunder, subsequent to Default, the provisions of Section 22(B)(ii)(b) shall govern.

(D)

Specific Performance and Collection of Rent. Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Section 22(B) above or any Law or other provision of this Lease or at equity), without prior demand or notice except as required by applicable Law: (i) to seek any declaratory, injunctive or other equitable relief, and specifically enforce provisions of this Lease to the maximum extent permitted under applicable Law, or restrain or enjoin a violation or breach of any provision hereof, and (ii) to sue for and collect any unpaid Rent which has accrued. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

(E)

Late Charges and Interest. Tenant shall pay, as additional Rent, a service charge of Two Hundred Dollars ($200.00) for bookkeeping and administrative expenses, if Rent is not received within five (5) business days after its due date. In addition, any Rent paid more than five (5) business days after its due date shall accrue interest from the due date at the Default Rate until payment is received by Landlord, and Tenant shall pay Landlord a late charge for any Rent payment which is paid more than five (5) days after its due date equal to five percent (5%) of such payment. Such service charge and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord’s right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent. Landlord may cure, at any time, without notice except as otherwise herein provided, any Default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing such a Default, including, without limitation, reasonable attorneys’ fees, together with interest on the amount of costs and expenses so incurred at the Default Rate shall be paid by Tenant to Landlord on demand, and shall be recoverable as Rent. Landlord's acceptance of Rent or any other payments due pursuant to this Lease, with knowledge by Landlord of any Default by Tenant under this Lease, or subsequent to issuance to Tenant of a demand to cure a Default under this Lease, shall not be deemed to be a waiver of Landlord's right to demand cure of that Default, or to be a waiver of Landlord's right to proceed against Tenant for said Default.

(F)

Other Matters. No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant hereunder not cured within the times permitted hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease.

(G)

Landlord’s Lien. Tenant hereby acknowledges pursuant to Florida Statutes Sec.83.08 that Landlord shall have a landlord's lien for Rent and Additional Rent, as defined in this Lease, on all property of Tenant, or its subtenants or assigns, usually kept on the Premises and as to all other property of Tenant wherever located, subject to the priorities set forth in said statute.

ARTICLE 23

Landlord Default

If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord’s failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter diligently prosecutes a cure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other Persons, and other causes beyond Landlord’s reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be in default of this Lease and Tenant shall have all rights and remedies under law, including the right to terminate this Lease if any such uncured default is of a material nature which deprives Tenant of its use and occupancy of the Premises other than on a temporary basis or to a de minimis extent. Further, in recognition that Landlord must receive timely payments of Rent in order to operate the Complex, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent except as otherwise provided herein. Tenant may offset against the Rent otherwise due from Tenant under this Lease the amount of any final, non-appealable judgment entered against Landlord.

ARTICLE 24

Captions, Definitions and Severability

The captions of the Articles and Sections of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease shall be found invalid, void, illegal, or unenforceable with respect to any particular Person by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions hereof, or its enforceability with respect to any other Person, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the omission of the portion or portions adjudged invalid, void, illegal, or unenforceable with respect to such Person.

(A)

“Additional Rent” means Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Operating Expenses and any other amounts due under this Lease with the exception of Base Rent and the Security Deposit.

(B)

“Building” shall mean the structure identified in Article 1 of this Lease.

(C)

“Business Day” means a Monday, Tuesday, Wednesday, Thursday or Friday which is not any of the Holidays.

(D)

“Complex” shall mean the Building, together with the other buildings comprising the Boca Corporate Center and Campus office/retail complex identified in Article 1 of this Lease and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building and the Complex, and all parcels or tracts of land on which all or any portion of the Complex or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Complex, including the Systems and Equipment, fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Building there above, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment, including any of the same in, through, under or above the Premises in locations that will not materially adversely interfere with Tenant’s use of the Premises, its operation of its business and/or access to the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant. The Complex shall, at Landlord’s option, also be deemed to include or exclude such buildings or structures as Landlord shall from time to time designate, and shall initially include such buildings and structures (and related facilities and parcels on which the same are located) as Landlord shall have incorporated by reference in Article 1.

(E)

“Common Areas” shall mean those portions of the Building and the Complex, as the same may exist from time to time, designated by Landlord from time to time for the common use of all tenants, including any other facilities, lobbies, hallways, passageways, elevators, stairways, mechanical spaces, restrooms, service areas, storage areas, entrance ways, driveways, loading ramps, public corridors, fire escapes and the like, all of which shall be subject to Landlord’s exclusive control and management. Landlord shall maintain the Common Areas in accordance with all applicable Laws. Further, Landlord agrees that at all times during the Term, subject to interruptions based upon Force Majeure Delay, fire or other casualty or condemnation, there shall be available for Tenant’s non-exclusive use, on a first-come, first-served basis, the number of parking spaces which represents Tenant’s prorata share based upon applicable Law and the square footage of the Premises. Landlord reserves the right, in Landlord’s sole discretion, to change from time to time the dimensions and location of the Common Areas, to create any additional improvements in the Common Areas or to alter or remove any improvements existing from time to time in the Common Areas, and to convert areas previously designated by Landlord as part of the Common Areas to an area leased to one or more tenants, or to designate as part of the Common Areas an area previously leased by Landlord to one or more tenants, provided that any exercise of such rights does not materially adversely interfere with the Premises, the operation of Tenant’s business and/or access to the Premises.

(F)

“Default Rate” shall mean eighteen percent (18%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

(G)

“Environmental Law” means any present and future Law and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits and other requirements or guidelines of governmental authorities applicable to the Building or the Land and relating to the environment and environmental conditions or to any Hazardous Material (including, without limitation, CERCLA, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 33 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and any so-called “Super Fund” or “Super Lien” law, any Law requiring the filing of reports and notices relating to hazardous substances, environmental laws administered by the Environmental Protection Agency, and any similar state and local Laws, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety).

(H)

“Governmental Authority” shall mean the United States, the State of Florida and any political subdivision thereof or any local public or quasi-public authority, agency, department, commission, board, bureau or instrumentality of either of them including, with respect to matters pertaining to insurance, boards of fire underwriters to the extent they have power to impose conditions on the issuance of policies or the coverage thereof.

(I)

“Hazardous Materials” means (a) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable Law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (b) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (c) any petroleum product, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by-product material), medical waste, chlorofluorocarbon, lead or lead-based product, and any other substance whose presence could be detrimental to the Building or the Land or hazardous to health or the environment.

(J)

“Holder” shall mean the holder of any Mortgage at the time in question.

(K)

“Holidays” shall mean all federally observed holidays, including New Year’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans’ Day, Thanksgiving Day and Christmas Day.

(L)

“Landlord” and “Tenant” shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term “Landlord” shall include Landlord’s present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, members, managers, affiliates, successors and assigns. For purposes of any provisions indemnifying or limiting the liability of Tenant, the term “Tenant” shall include Tenant’s present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, members, managers, affiliates, successors and assigns.

(M)

“Law” shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Complex is located, and decisions of federal courts applying the Laws of such State.

(N)

“Lease Year” shall mean a period of twelve (12) consecutive months, the first Lease Year to commence on the Commencement Date; provided, however, that if the Commencement Date is not the first day of a month, the first Lease Year shall commence on the Commencement Date and shall continue for the balance of the month in which the Commencement Date occurs and for a period of twelve (12) consecutive months thereafter. Each succeeding Lease Year shall be a period of twelve (12) consecutive months commencing immediately upon the expiration of the prior Lease Year.

(O)

“Mortgage” shall mean all mortgages, deeds of trust, and other monetary such encumbrances now or hereafter placed upon the Complex or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

(P)

“Operating Expenses” shall mean all expenses, costs and amounts (other than Taxes) of every kind and nature which are, subject to the exclusions below, paid, incurred, or accrued for by or on behalf of Landlord during any calendar year any portion of which occurs during the Term, because of or in connection with the ownership, management, repair, maintenance, replacement, restoration, leasing and operation of the Complex, including without limitation, any amounts paid for: (a) utilities for the Complex, including but not limited to electricity, power, gas, steam, chilled water, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate, manage and lease the Complex, (c) insurance applicable to the Complex, not limited to the amount of coverage Landlord is required to provide under this Lease, (d) supplies, tools, equipment and materials used in the operation, repair and maintenance of the Complex, (e) management, accounting, legal, inspection, consulting, concierge, additional security measures, and other services, (f) any equipment rental (or installment equipment purchase or equipment financing agreements), or management agreements (including the cost of any management fee actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts), (g) wages, salaries and other compensation, benefits (including the fair value of any parking privileges provided) and costs for all persons engaged in the management, operation, maintenance or security of the Complex, and employer’s Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits (including, without limitation, costs of uniforms), (h) payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development or association in which Landlord as the owner of the Complex is a member, (i) operation, repair, and maintenance of all Systems and Equipment and components thereof (including replacement of components), janitorial service, alarm and security service, window cleaning, trash removal, elevator maintenance, cleaning of walks, parking facilities and building walls, removal of ice and snow, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of shrubs, trees, grass, sod and other landscaped items, irrigation systems, drainage facilities, fences, curbs, and walkways, re-paving and re-striping parking facilities, roof repairs and other capital expenditures, (j) costs of any service not provided to the Complex on the Commencement Date but thereafter provided by Landlord in the prudent management of the Complex, (k) any business, professional and occupational license tax paid by Landlord with respect to the Complex; and (l) any personal property tax payable with respect to Landlord’s property located at the Complex that is used in connection with the maintenance, repair, or operation of the Complex. If any area within the Complex (or within the Building, as the case may be) available for lease is not fully occupied during all or a portion of any calendar year, Landlord may, in accordance with sound accounting and management practices, determine the amount of variable Operating Expenses (i.e. those items which vary according to occupancy levels) that would have been paid had such area been fully occupied, and the amount so determined shall be deemed to have been the amount of variable Operating Expenses for such year. If during all or any part of a Lease Year, Landlord does not furnish any particular item of work or service which would constitute an item of “Operating Expenses” to ninety-five percent (95%) of the Complex (or the Building, if Tenant’s Prorata Share is being determined on a Building basis) because less than all of the Complex (or the Building, if Tenant’s Prorata Share is being determined on a Building basis) is occupied, then an adjustment shall be made in computing Operating Expenses for such Lease Year (or partial Lease Year) so that Operating Expenses shall be increased for such Lease Year (or partial Lease Year) to the amount that reasonably would have been incurred had Landlord provided such item of work or service to ninety-five percent (95%) of the aggregate leaseable area of the Complex (or the Building, if Tenant’s Prorata Share is being determined on a Building basis) for the entire Lease Year (or partial Lease Year). Notwithstanding the foregoing, Operating Expenses shall not, however, include:

(i)

depreciation, interest and amortization on Mortgages, and other debt costs or ground lease payments, if any; legal fees in connection with leasing, tenant disputes or enforcement of leases; real estate brokers’ leasing commissions; improvements or alterations to tenant spaces; the cost of providing any service directly to and paid directly by, any tenant; any costs expressly excluded from Operating Expenses elsewhere in this Lease; costs of any items to the extent such items are reimbursed by an insurance company or another third party; and

(ii)

capital expenditures, except those: (a) made primarily to reduce Operating Expenses, or to comply with insurance requirements or any Laws or other governmental requirements, or (b) for replacements (as opposed to additions or new improvements) of non-structural items located in the Common Areas of the Complex (or the Building, as the case may be) and required to keep such areas in good condition; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of: (i) their useful lives, (ii) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures, or (iii) three (3) years.

(iii)

(a) utilities and janitorial services provided directly to Tenant or any other tenant of the Building or Complex; (b) late fees incurred by Landlord for late payments of any bills; (c) any legal fees, accounting fees, management fees, costs or related expenses incurred in connection with any dispute with other tenants of the Landlord; or (d) any cost incurred with respect to Landlord’s leasing activities, including but not limited to, costs of any tenant improvements for the benefit of another tenant, leasing commissions or fees paid to any real estate broker.

(iv)

costs for any management fee paid by Landlord in excess of 5% of gross rents.

Further, notwithstanding anything to the contrary contained in this Lease, Tenant will not be responsible for any expenses incurred to bring the Building, Common Areas or the Complex into compliance with any Law in existence prior to the Commencement Date of the Lease. Operating Expenses may, however, include expenses incurred to bring the Common Areas of the Building or Complex into compliance with any new Law or change in existing Law following the Commencement Date.

In the alternative, Landlord may elect to determine Operating Expenses on the basis of, or in connection with, the ownership, management, repair, maintenance, replacement, restoration, leasing and operation of the Building, but taking into account and allocating to the Building all expenses, costs and disbursements paid or incurred by Landlord in connection with the Complex generally including all other areas and improvements, in addition to the Building, which may be provided by Landlord for the general use in common of the tenants of the Complex and their respective officers, agents, employees, invitees and customers and for the servicing of the Complex. Landlord reserves the right to determine Tenant’s Prorata Share of Operating Expenses and Tenant’s Prorata Share of Taxes on the basis of the ratio of the rentable square footage of the Premises to the rentable square footage of the Building as opposed to the ratio of the rentable square footage of the Premises to the rentable square footage of the Complex, as further described in Section 24(T) below.

(Q)

“Person” shall mean an individual, trust, partnership, joint venture, association, corporation, and any other entity.

(R)

“Rent” shall have the meaning specified therefor in Section 3(G).

(S)

“Systems and Equipment” shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Building or the Complex, or any portion thereof.

(T)

“Taxes” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including without limitation, real estate taxes, general and special assessments, transit taxes, water and sewer rents, taxes or fees based upon the receipt of rent or other revenue including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (unless required to be paid by Tenant under Article 17), personal property taxes imposed upon this Lease, any ground lease, the fixtures, machinery, equipment, apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the Complex which Landlord or any ground lessor shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority), because of or in connection with the ownership, management, repair, maintenance, restoration, leasing and operation of the Complex. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Complex or the Building, as the case may be); provided, however, if a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes, any such tax or excise shall constitute and be included within the term “Taxes.” If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or heretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord or any ground lessor, wholly or partially, as a capital levy or otherwise, or on or measured by the rents or other revenue received therefrom, then such new or altered taxes attributable to the Complex (or the Building, as the case may be) shall be included within the term “Taxes,” except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Any expenses incurred by Landlord or any ground lessor in attempting to protest, reduce or minimize Taxes shall be included in Taxes in the calendar year such expenses are paid. Tax refunds shall be deducted from Taxes in the year they are received by Landlord, but if such refund shall relate to Taxes paid in a prior year of the Term, and the Lease shall have expired, Landlord shall mail Tenant’s Prorata Share of such net refund (after deducting expenses and attorneys’ fees), up to the amount Tenant paid towards Taxes during such year, to Tenant’s last known address. If Taxes for any period during the Term or any extension thereof, shall be increased after payment thereof by Landlord, for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Prorata Share of such increased Taxes plus applicable state and local sales and use taxes thereon. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessments or valuation of the Complex or of the Building (as the case may be) (whether based on a sale, change in ownership or refinancing of the Complex, or the Building, as the case may be, or otherwise) increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. Notwithstanding the foregoing, if any Taxes shall be paid based on assessments or bills by a governmental or municipal authority using a fiscal year other than a calendar year, Landlord may elect to average the assessments or bills for the subject calendar year, based on the number of months of such calendar year included in each such assessment or bill.

(U)

“Tenant’s Prorata Share” of Taxes and Operating Expenses is currently 1.176% and is determined by dividing the rentable square footage of the Premises by the rentable square footage of the Complex on the last day of the calendar year for which Taxes or Operating Expenses are being determined (the rentable square footage of the Complex being one million six hundred twelve thousand seven hundred thirty-nine (1,612,739)] square feet as of April 1, 2007. Tenant acknowledges that “rentable square footage of the Premises” has been determined under this Lease by measuring from the outside of the exterior walls to the middle of all common walls and multiplying such measurement by a factor of 1.15. At Landlord’s election, the “rentable square footage of the Premises” and the “rentable square footage of the Complex” shall be measured and determined in accordance with ANSI/BOMA Form Z65.1-1996. The “rentable square footage of the Complex” shall include all rentable square footage of all office space leased or available for lease at the Complex as may be reasonably re-determined from time to time by Landlord in accordance with sound accounting and management principles. Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Operating Expenses for all space leased or available for lease at the Complex, in which event, Tenant’s Prorata Share shall be based on the ratio of the rentable square footage of the Premises to the rentable square footage of all space leased or available for lease at the Complex. Similarly, if the Complex or any development of which it is a part shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a prorata basis, Landlord may include or exclude, in accordance with sound accounting and management principles, the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and include or exclude the rentable square footage of their premises (as the case may be), in computing the rentable square footage of the Complex. Landlord may allocate Taxes and Operating Expenses within the Complex or any development of which it is a part, and between the buildings and structures therein and the parcels on which they are located, in accordance with sound accounting and management principles. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant’s Prorata Share of Taxes and Operating Expenses based upon the rentable square footage of the Building (or on the office portion of the Building, as the case may be), in which event Tenant’s Prorata Share shall be based on the ratio of the rentable square footage of the Premises (or on the office portion of the Building, as the case may be) to the rentable square footage of the Building. In such event, the “rentable square footage of the Building” shall include all rentable square footage of all space leased or available for lease at the Building (or on the office portion of the Building, as the case may be) as may be reasonably re-determined from time to time by Landlord in accordance with sound accounting and management principles. Landlord shall have the right to determine, in accordance with sound accounting and management principles, Tenant’s Prorata Share of Taxes and Tenant’s Prorata Share of Operating Expenses for only the office portion of the Building, in which event, Tenant’s Prorata Share shall be based on the ratio of the rentable square footage of the Premises to the rentable square footage of such office portion. Similarly, if the Building or any development of which it is a part shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a prorata basis, Landlord may include or exclude, in accordance with sound accounting and management principles, the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and include or exclude the rentable square footage of their premises (as the case may be), in computing the rentable square footage of the Building.

ARTICLE 25

Conveyance by Landlord

In case Landlord or any successor owner of the Complex or the Building shall convey or otherwise dispose of any portion thereof in which the Premises are located, to another Person (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other Person shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, including the return of any Security Deposit, and Tenant shall attorn to such other Person, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred.

ARTICLE 26

Indemnification

Except to the extent arising from the intentional misconduct or grossly negligent acts of Landlord or Landlord’s agents or employees, and notwithstanding any termination of this Lease, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and attorneys’ fees arising from or relating to (a) any loss of life, damage or injury to person, property or business occurring in or from the Premises caused by or in connection with any negligent act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, contractors or guests, (b) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any Governmental Authority, (c) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, or (d) any obligation under any worker’s compensation and/or employers’ liability claims of Tenant’s employees. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to claims in connection with or arising out of any “Tenant Work” as described in Article 8, the installation, maintenance, use or removal of any “Lines” located in or serving the Premises as described in Article 28, and the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any “Hazardous Material” as described in Article 29 to the extent caused by Tenant (whether or not any of such matters shall have been theretofore approved by Landlord), except to the extent that any of the same arises from the intentional misconduct or grossly negligent acts of Landlord or Landlord’s agents or employees. In case Landlord, its agents or employees shall be made a party to any litigation commenced by or against Tenant which relates to Tenant’s indemnity described above, Tenant shall indemnify, defend and hold them harmless and shall pay all costs, expenses, and reasonable attorneys’ fees incurred or paid by them in connection with such litigation. The obligations assumed herein shall survive the expiration or sooner termination of this Lease. The foregoing indemnity shall be in addition to, and shall not be in discharge of or in substitution for, any of the insurance requirements or any other indemnity provisions of this Lease.

ARTICLE 27

Safety and Security Devices, Services and Programs

Safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant’s property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in Article 11. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

Landlord and Tenant recognize the existence of certain social or political problems (including domestic or international threats or acts of violence, terrorism, and war) which have created, or may create, the necessity for employment of extreme security measures in the day-to-day operation of the Building and the Complex. Tenant agrees to cooperate in any security measures instituted by Landlord, required by Law, or otherwise recommended by law enforcement or other governmental officials in response to such social or political problems. Tenant further agrees to the exercise by Landlord and its agents, within their sole discretion, of such security measures as, but not limited to, the search of all persons entering or leaving the Complex or the Building, the evacuation of the Complex or the Building for cause, suspected cause, or for drill purposes, the denial or limitation of any access to the Complex or the Building and other such actions that it deems necessary to diminish, discourage or prevent any threat of property damage or bodily injury. Expenses incurred by Landlord in connection with the development, implementation and provision of such security measures shall be included in Operating Expenses. The exercise of such security measures by Landlord and the resulting interruption of service to, or cessation or diminution of Tenant’s business, if any, shall never be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for any resulting damages or relieve Tenant from Tenant’s obligations under this Lease.

ARTICLE 28

Communications and Computer Lines

Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and related electronic signal transmission devices (collectively the “Lines”) at the Building which are located in or serving the Premises, provided: (a) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Article 8, (b) any such installation, maintenance, replacement, removal or use shall comply with all Laws applicable thereto and good work practices, and shall not interfere with the use of any then existing Lines at the Complex, (c) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Complex, as determined in Landlord’s reasonable opinion, (d) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, (e) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises, (f) Tenant’s rights shall be subject to the rights of any regulated telephone company, and (g) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Laws or represent a dangerous or potentially dangerous condition provided that notwithstanding anything to the contrary, Tenant shall not be responsible to remove any Lines installed by any party other than Tenant.

Landlord may (but shall not have the obligation to): (i) install new Lines at the Complex, (ii) create additional space for Lines at the Complex, and (iii) reasonably direct, monitor or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Complex or the Building, as the case may be, by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in limitation of other rights that may be available to Landlord by Law or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses under Article 24 (including without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, and the fees of any consulting engineers and other experts); provided, any capital expenditures included in Operating Expenses hereunder shall be amortized (together with reasonable finance charges) over the period of time prescribed by Article 24.

Notwithstanding anything to the contrary contained in Article 13, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease, provided Landlord so notifies Tenant within thirty (30) days following the Commencement Date. Any Lines not required to be removed pursuant to this Article shall, at Landlord’s option, become the property of Landlord (without payment by Landlord). If Tenant fails to remove such Lines as required by Landlord, or violates any other provision of this Article, Landlord may, after twenty (20) days written notice to Tenant, remove such Lines or remedy such other violation, at Tenant’s expense (without limiting Landlord’s other remedies available under this Lease or applicable Law). Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord’s written consent shall be null and void. Except to the extent arising from the intentional misconduct or grossly negligent acts of Landlord or Landlord’s agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant’s use of any Lines will be free from the following (collectively, the “Line Problems”): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant’s requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Complex, by any failure of the environmental conditions or the power supply for the Complex to conform to any requirements for the Lines or any associated equipment, or any other problems associated with any Lines by any other cause. Under no circumstances shall any Line Problems not within the reasonable control of Landlord be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems not within the reasonable control of Landlord.

ARTICLE 29

Hazardous Materials

(A)

Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any “Hazardous Material” (as defined below) upon or about the Complex, or permit Tenant’s employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Complex. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises under Article 6), provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Law and the manufacturers’ instructions therefor, (b) such substances shall not be disposed of, released or discharged on the Complex, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require, (c) if any applicable Law or Landlord’s trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant’s expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Complex upon expiration or earlier termination of this Lease. At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord free of Hazardous Materials caused by Tenant or by anyone for whom Tenant is legally responsible, except to the extent any Hazardous Materials or violation of Environmental Laws was caused by the conduct or actions of Landlord or its agents or employees or from any other party other than Tenant, its agents or employees or anyone for whom Tenant is legally responsible.

(B)

Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises caused by Tenant or by anyone for whom Tenant is legally responsible, or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or non-routine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises by Tenant or by anyone for whom Tenant is legally responsible, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Premises initiated in connection with any Environmental Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet (“MSDS”) issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Law.

(C)

If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Complex in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Complex and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant’s expense. Such clean up and removal work shall be subject to Landlord’s prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Article within five (5) days after written notice by Landlord, or such shorter time as may be required by Law or in order to minimize any hazard to Persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant’s agent through contractors or other parties selected by Landlord, at Tenant’s expense (without limiting Landlord’s other remedies under this Lease or applicable Law). The provisions of this Article 29 will survive the termination or expiration of this Lease, and any renewals, extensions or expansions thereof.

(D)

Landlord has no actual knowledge of any violation of Environmental Laws relating to the presence of Hazardous Material in, on, or under the Premises. Tenant shall not be responsible for Hazardous Materials introduced by Landlord or by any other tenant or occupant of the Complex in violation of Environmental Laws.

ARTICLE 30

Miscellaneous

(A)

Binding Upon Parties. Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to the provisions of Article 20 respecting Transfers; and all references herein to Landlord and Tenant shall be deemed to include all such parties. The term “Landlord” as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean only the owner or owners of the Building or the Complex, as the case may be, at the time in question.

(B)

No Recording. Landlord and Tenant agree that in no event and under no circumstances shall this Lease be recorded. A short-form memorandum may be recorded at Landlord’s sole election. Tenant represents, warrants and covenants to Landlord that upon the expiration or termination of this Lease, Tenant at its sole cost and expense shall at Landlord’s request, deliver to Landlord a fully executed quitclaim and release agreement in recordable form wherein Tenant quitclaims, conveys, assigns and releases to Landlord any and all of Tenant’s interest in this Lease and the Premises, the Building and the Complex.

(C)

Governing Law. This Lease shall be construed in accordance with the Laws of the state in which the Complex is located.

(D)

Survival. All obligations or rights of either party arising during or attributable to the period ending upon expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

(E)

Quiet Enjoyment. Landlord agrees that, if Tenant timely pays the Rent and performs the terms and provisions hereunder, and subject to all other terms and provisions of this Lease, Tenant shall hold and enjoy the Premises during the Term, free of lawful claims by any Person acting by or through Landlord.

(F)

Light and Air. This Lease does not grant any legal rights to “light and air” outside the Premises nor any particular view or cityscape visible from the Premises.

(G)

Intentionally Omitted.

(H)

Time of Essence. Time is of the essence of this Lease and each and all of its provisions.

(I)

Severability. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

(J)

Joint and Several. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease.

(K)

Force Majeure. Notwithstanding anything in this Lease to the contrary, Landlord shall not be chargeable with, or liable to Tenant for, anything or in any amount for any failure to perform or delay caused by any of the following (“Force Majeure Delays”): fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; enforcement of Laws; war, terrorist act or acts, invasion; insurrection; rebellion; riots; strikes or lockouts; inability to perform, control or prevent which is beyond the reasonable control of Landlord; and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease by Landlord; provided, however, lack of funds shall not be deemed a Force Majeure Delay. Notwithstanding anything in the Lease to the contrary, Tenant shall not be chargeable with, or liable to, Landlord for any failure of Tenant to perform or any delay in Tenant’s performance caused by any Force Majeure Delays described above; provided, however, Force Majeure Delay shall not be applicable to the payment of sums due under this Lease.

(L)

Headings. The Article and Section headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease.

(M)

Pronouns. Any pronoun used in place of a noun shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, assigns, according to the context hereof.

(N)

Special Events. Tenant shall not, without the prior written consent of Landlord, schedule, advertise or undertake any public exposition, promotion or other type of special event at the Premises. Any approval of Landlord to a special event may include, but not be limited to, at Landlord’s option, to conditions such as guidelines for traffic and pedestrian control, security, parking and other considerations in the interest of maintaining the health and safety for both Tenant’s invitees as well as that of other tenants, all at Tenant’s cost and expense. In addition, Landlord may, in its sole discretion, require Tenant to have delivered a bond by a surety acceptable to Landlord to guaranty any financial undertakings of any indemnification.

(O)

Intentionally Omitted.

(P)

Withholding Consent. Notwithstanding anything to the contrary contained in this Lease, if any provision of this Lease expressly or impliedly obligates Landlord not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance will be Tenant’s sole right and remedy in any dispute as to whether Landlord has breached such obligation.

(Q)

Common Areas. Tenant and its employees, invitees, subtenants and licensees shall have the nonexclusive right to use the Common Areas as constituted from time to time, such use to be in common with Landlord, other tenants of the Complex and other persons entitled to use the same, and subject to such reasonable rules and regulations governing the use as Landlord may from time to time prescribe. Except in the event of an emergency, Landlord agrees to give Tenant prior notice of any work to be performed by Landlord in the Common Areas which would materially interfere with access to the Building or the Premises or services provided to the Premises other than on a temporary basis.

(R)

Parking. During the Lease Term, Tenant and its officers, employees, agents, customers and invitees shall have the right to the non-exclusive use of unreserved public parking spaces (as distinguished from parking areas or portions thereof that are or may be specifically reserved from time-to-time during the Term hereof) on a first come, first served basis and Landlord agrees that there shall be the number of parking spaces required under local laws and codes. Tenant and its personnel shall comply with all reasonable rules and regulations promulgated by Landlord or Landlord’s parking area manager for the orderly functioning of the parking areas of the Complex. In addition to the foregoing, and subject to the terms and provisions of this Lease, Landlord agrees to provide Tenant four (4) reserved parking spaces at a mutually-acceptable location. Landlord reserves the right to relocate all or some of Tenant’s reserved parking spaces so long as such remain in reasonable proximity to the original parking spaces. Tenant and its personnel shall comply with all reasonable rules and regulations promulgated by Landlord or Landlord’s parking area manager for the orderly functioning of the parking areas of the Complex.

(S)

Cafeteria Service. For so long as there is cafeteria service in the Complex, Tenant may not open or operate a cafeteria or food service operation of any nature within the Premises, and shall not import food or food products within the Premises without Landlord’s consent, which may be granted, denied or conditioned in Landlord’s sole and absolute discretion. Tenant may obtain food service by direct arrangement with any cafeteria operator (it being understood that Landlord is making no representation or warranty that cafeteria service will be available). Notwithstanding the foregoing, Tenant shall be allowed to have an operating kitchen area in the Premises, subject to Landlord’s review and approval of plans and specifications therefor, with a microwave/toaster, for Tenant’s employees use only.

(T)

Vending Machines. Tenant shall not obtain, or accept for use in the Premises, vending machines or pay telephones, or other similar services from any persons other than those specifically designated by Landlord to offer or distribute such services.

(U)

Sprinklers. If the Board of Fire Underwriters of any bureau, department or official of the state or city government having jurisdiction shall require that any changes, modifications, alterations, or additional sprinkler heads or other similar equipment in the Premises be made or supplied by reason of any change in Tenant’s business from the use of the Premises originally contemplated by this Lease, or any changes in the location of partitions, trade fixtures, or other contents of the Premises after initial occupancy or if any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the initial insurance rate as fixed by the appropriate board or authority, or by a fire insurance company,

Tenant shall be liable to Landlord for the cost of such changes, modifications, alterations, additional sprinkler heads or such other equipment, together with a reasonable service charge for Landlord’s administrative services which shall be payable as Additional Rent upon three (3) days’ notice to Tenant. The amount of such service charge shall be equal to the charge customarily assessed by Landlord to other tenants of the Building for similar work.

(V)

Carpooling, Mass Transit and Traffic Control. Tenant acknowledges that, due to the nature and size of the Complex, Landlord may be required by applicable governmental authorities to participate in, and require tenants to participate in, carpool programs, mass transit programs, flexible shift and other flexible time programs and other traffic reduction programs and measures. Tenant agrees to participate in and comply with such programs and measures required by applicable governmental authorities or agreed to by Landlord with respect to the Complex or Building.

(W)

Association. The Complex and the Building in which the Premises are located are subject to a Declaration of Restrictive Covenants, Easements and Conditions (the “Declaration”) which governs certain matters with respect to the development, management and maintenance of the Complex and Building and surface water management, drainage and other aspects of the Complex. The Declaration provides for the creation of a property owner’s association (“Association”) to perform certain management, operational and maintenance obligations pursuant thereto. The Association has the authority to and does levy fees and assessments against the Complex, including the Building, to pay for the obligations of the Association. This Lease is subject to the Declaration and to the rights of the Association pursuant thereto. Additionally, fees and assessments of the Association paid by Landlord with respect to the Complex and the Building are and shall be deemed Operating Expenses.

(X)

Incentive Programs. Landlord may, from time to time, apply for various loans, grants or other incentive programs which may enhance the value of the Complex (“Incentive Programs”). It is anticipated that certain applications for Incentive Programs may require a tenant or other occupant of portions of the Building to be the applicant, co-applicant or participating party in applying for or securing the Incentive Program(s). Within five (5) Business Days of Landlord’s request, Tenant shall, at Landlord’s expense, execute, to the extent required as to any Incentive Program, any and all applications, petitions and/or other documentation in support of the Incentive Program. In any instance in which an Incentive Program is applied for and secured, Tenant hereby irrevocably assigns and quit-claims to Landlord any and all rights and interests which Tenant may claim in and to any benefits or proceeds of the Incentive Programs. The assignment contained in the immediately preceding sentence is self-effectuating without need for further confirmation to be effective; however, at the request of Landlord, Tenant shall execute and deliver such assignments or confirmations with supporting documentation as may from time-to-time be required by Landlord in furtherance of this Section. Landlord covenants with Tenant that Tenant shall not incur any liability or obligation by virtue of or associated with the application, processing or any participation in the securing of any Incentive Program. Except to the extent necessary in processing an application for an Incentive Program all information received by Tenant or any employee, shareholder, attorney, accountant or other party acting by, through or under Tenant shall and remain confidential as proprietary information owned and reserved solely by Landlord and the dissemination of which without prior approval of Landlord shall constitute a Default under this Lease. Landlord may exclusively, and its sole option, prepare a memorandum of this Section which shall be executed by Tenant upon request of Landlord, and at no cost to Tenant, and which may be recorded in the Official Records of Palm Beach County, Florida.

(Y)

Compliance with Executive Order 13224 and the Patriot Act. Tenant hereby represents, certifies and warrants to Landlord as follows: (i) neither Tenant nor any person or entity that directly owns a 10% or greater equity interest in it nor any of its officers, directors or managing members is a person or entity with whom United States persons or entities are restricted from doing business under regulations of the United States Treasury Department's Office of Foreign Asset Control (“OFAC”) (including those persons and entities named on OFAC’s Specially Designated and Blocked Persons List ("SDN List")) or under Executive Order 13224 (the “Executive Order”) signed on September 24, 2001, and entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”), or under other governmental action; (ii) that Tenant is not, directly or indirectly for itself or for or on behalf of any person, group, entity, or nation on the SDN List, engaged in, conspiring to engage in, or facilitating any transaction that evades or avoids, or has the purpose of evading or avoiding, or violates, any of the prohibitions set forth in the Executive Order or the Uniting and Strengthening America by Providing Appropriate Tools Required To Intercept and Obstruct Terrorism Act of 2001 (as amended from time to time, the "Patriot Act"); (iii) that Tenant’s activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, any other applicable laws regarding money laundering activities, or the regulations or orders promulgated under the foregoing (as any of the foregoing may be amended from time to time, the “Money Laundering Act”); and (iv) that, throughout the term of this Lease, Tenant shall comply with the Executive Order, the Patriot Act, and the Money Laundering Act. Tenant represents and warrants to Landlord that Tenant has taken, and shall continue to take at all times following the execution of this Lease, all steps, as required or suggested by Law, to ensure that the funds invested in the Tenant and/or used by Tenant to make payments under this Lease are derived from transactions that do not violate the Laws of the United States and from permissible sources under the Laws of the United States (or, to the extent such funds originate outside the United States, do not violate, and are permissible under, the laws of the jurisdiction in which they originated). Notwithstanding anything in this Lease to the contrary, Tenant acknowledges and agrees that any breach of the foregoing representations, certifications and warranties shall be a default under this Lease (not subject to any notice or cure period) and Landlord shall have all rights and remedies under this Lease, and at law and in equity, including but not limited to forcible eviction and the right to terminate this Lease. Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, fines, penalties, forfeitures and expenses (including costs and attorneys’ fees) arising from or related to any breach of its obligations under, or of its representations, certification and warranties set forth in, this Section.

(Z)

Unrelated Business Income. If Landlord is advised by its counsel at any time that any part of the payments by Tenant to Landlord under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then Tenant shall enter into any amendment proposed by Landlord to avoid such income, so long as the amendment does not require Tenant to make more payments or accept fewer services from Landlord, than this Lease provides.

ARTICLE 31

Offer

The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes its firm offer to enter the same, provided that Landlord will not deposit any Security Deposit or prepaid Rent until the full execution and delivery of the

Lease by both Landlord and Tenant and approval by Landlord’s Lender if required. Tenant acknowledges that execution of this Lease by Landlord may be subject to the written approval of Landlord’s lender, which approval Landlord will obtain, using its commercially reasonable efforts prior to its execution and delivery of a signed counterpart of this Lease.

ARTICLE 32

Notices

Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Complex, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed as follows:

To Landlord:

c/o Blackstone Real Estate Advisors L.P..

345 Park Avenue

New York, NY 10154

Attention: Marshall K. Findley

- and to:

c/o BREA Property Management of Florida L.L.C.

5000 T-Rex Avenue, #100

Boca Raton, Florida 33431

Attention: Property Manager

- with a copy to:

Audrey E. Selin, Esquire

Neal, Gerber & Eisenberg LLP

2 N. LaSalle Street, Suite 2200

Chicago, IL 60602

To Tenant:

Medical Connections, Inc.

2300 Glades Road

Suite 307E

Boca Raton, Florida 33431

Attn: Anthony Nicolosi

(prior to the Commencement Date and after the Commencement

Date, to the Premises)

- with a copy to:

Stacey Halpern, Esquire

Broad and Cassel

One North Clematis Street

Suite 500

West Palm Beach, Florida 33401

Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided. Every notice or other communication hereunder shall be deemed to have been given as of the third (3rd) Business Day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or the next Business Day after deposit with a national air courier service or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received or refusal of receipt by the foregoing parties at such addresses required herein.

ARTICLE 33

Real Estate Brokers

Tenant and Landlord each represent that it has dealt only with CB Richard Ellis (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) as brokers, agents or finder in connection with this Lease and each party agrees to indemnify, defend and hold the other party harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any other broker, agent or finder with whom such party has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Lease.

ARTICLE 34

Security Deposit

Tenant shall deposit with Landlord the sum of $200,000.00 (“Security Deposit”) no later than one (1) business day after the full execution and delivery of this Lease by both parties. The Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. In the event that Tenant is in Default hereunder and fails to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, then following written notice and a 3-business day cure period, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant’s obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within three (3) business days after written notice, an amount sufficient to restore the full amount of the Security Deposit. Except as may be required by Law, Landlord shall not be required to keep the Security Deposit separate from Landlord’s general funds or pay interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. Any remaining portion of the Security Deposit shall be returned to Tenant within sixty (60) days after Tenant has vacated the Premises in accordance with Article 13. If the Premises shall be expanded at any time, or if the Term shall be extended at an increased rate of Rent, the Security Deposit shall thereupon be proportionately increased. Landlord shall transfer the unused portion of the Security Deposit, if any, to any purchaser of the Building. Upon such transfer, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit. The holder of any Mortgage shall not be liable for the return of the Security Deposit unless such Mortgage holder actually receives the Security Deposit.

Notwithstanding the foregoing, so long as no Default on the part of Tenant shall exist under this Lease, which remains uncured beyond any applicable cure period, the Security Deposit in the original amount of $200,000 shall be reduced by $50,000 after the expiration of each of the third, fourth and fifth Lease Years with $50,000 remaining as the Security Deposit under this Lease from and after the sixth Lease Year. Each reduction shall occur and the amount of the Security Deposit so reduced shall be refunded to Tenant upon the later to occur of: (i) thirty (30) days following Tenant’s written request to Landlord following the expiration of the third, fourth and fifth Lease years, or (ii) sixty (60) days following the expiration of the third, fourth and fifth Lease Years.

ARTICLE 35

Option to Extend

Tenant, its successors and permitted assigns, are hereby granted the option (“Extension Option”) to extend the term of this Lease for one (1) additional period of five (5) Lease Years (“Extension Term”). The Extension Option shall only be exercised with respect to the entire Premises then being leased. Tenant shall exercise the Extension Option by giving irrevocable and unconditional written notice to Landlord not less than two hundred seventy (270) days prior to the Expiration Date. If Tenant fails to give written notice to Landlord within such time period, then the Extension Option shall be null and void and of no further force or effect. Tenant’s right to exercise the Extension Option shall be subject to the conditions that, at the time of the exercise of the Extension Option and at the commencement of the Extension Term, (i) this Lease shall be in full force and effect and (ii) no Default on the part of Tenant shall exist under this Lease which has remained uncured beyond any applicable time period. Upon exercise of the Extension Option, all references in this Lease to the Term shall be deemed to be references to the Term as extended by the Extension Term. The term “Lease Year” as used in this Article 35 means each twelve (12) month period, commencing with the first day of the Extension Term, without regard to calendar years.

The Extension Term shall be on the same terms and conditions as are contained in this Lease, except that (i) there will be no additional extension option, (ii) Base Rent applicable to the Premises for the Extension Term shall be determined as provided below, plus applicable state and local sales and use taxes due thereon, and (iii) any initial rent abatement or allowances which are in the nature of economic concessions or inducements shall not be applicable to the Extension Term. In addition to Base Rent, Tenant shall pay Additional Rent and other Rent plus applicable state and local sales and use taxes due thereon, during the Extension Term as provided in this Lease. With respect to the time frames set forth herein, time is of the essence.

Base Rent per annum per rentable square foot of the Premises during the Extension Term shall be the Current Market Rate for lease terms commencing on or about the date of commencement of the Extension Term. The term “Current Market Rate” means the prevailing net rental rate per rentable square foot under office leases recently executed for comparable space in the Complex and in comparable buildings in the area in which the Complex is located. The determination of Current Market Rate shall take into consideration that this is a net lease; any differences in definitions of rentable square feet or rentable area with respect to which rental rates are computed; the value of rent abatements, allowance (for demolition, space planning, architectural and engineering fees, construction, moving expenses or other purposes), the creditworthiness of Tenant; and other pertinent factors. The Current Market Rate may include an escalation of a fixed net rental rate (based on a fixed step or index) then prevailing in the market.

Within ten (10) days of receiving Tenant’s notice of the exercise of the Extension Option, Landlord shall give Tenant notice of Landlord’s determination of the Current Market Rate for such Extension Term and the basis for such determination. If Tenant disagrees with Landlord’s determination of the Current Market Rate, Landlord and Tenant shall negotiate in good faith and attempt to agree on the Current Market Rate. If the parties do not so agree on the Current Market Rate within ten (10) days of the date of Landlord’s notice, Landlord and Tenant shall submit the determination of Current Market Rate to binding arbitration unless the parties otherwise mutually agree in their respective sole discretion. In such event, Landlord and Tenant shall attempt to agree on an arbitrator within ten (10) days after the notice of such election. If they fail, after good faith efforts, to agree on an arbitrator within such ten (10) day period, Landlord and Tenant shall each appoint a fit and impartial person as arbitrator who shall have had at least ten (10) years’ active and current experience in the commercial real estate industry and the Boca Raton, Florida leasing market. Such an appointment shall be signified in writing by each party to the other. The arbitrators so appointed shall appoint a third arbitrator who shall have had at least ten (10) years’ active and current experience in the commercial real estate industry and the Boca Raton, Florida leasing market within ten (10) days after the appointment of the second arbitrator. In the case of the failure of such arbitrators to agree upon a third arbitrator, such third arbitrator shall be appointed by the American Arbitration Association, or its successor, from its qualified panel of arbitrators, and shall be a person having at least ten (10) years’ active and current experience in the commercial real estate industry and the Boca Raton, Florida office leasing market. In the case either party shall fail to appoint an arbitrator within a period of ten (10) days after written notice from the other party to take such appointment, then the American Arbitration Association shall appoint an arbitrator having at least ten (10) years’ active and current experience in the commercial real estate industry and the Boca Raton, Florida office leasing market for the failing party. Each of Landlord and Tenant shall furnish each of the three arbitrators with a copy of their respective final determination of Base Rent pursuant to this Section.

The third arbitrator shall proceed with all reasonable dispatch to determine Current Market Rent, provided, however, that in determining the Current Market Rate such arbitrator shall only be entitled to select either Landlord’s final determination of Current Market Rate or Tenant’s final determination of Current Market Rate, and in no event shall the arbitrator have the right (i) to average the final determination of Current Market Rate of Landlord or Tenant or (ii) to choose another amount. The decision of such arbitrator shall in any event be rendered within thirty (30) days after his/her appointment, or within such other period as the parties shall agree, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable Law and this Article, which shall govern to the extent of any conflict between this Article and the rules of the American Arbitration Association and the decision of the third arbitrator shall be reviewable only to the extent provided by the rules of the American Arbitration Association and shall be otherwise be binding, final and conclusive on the parties. Each party shall pay the fees of the arbitrator it chose or was chosen for it by the American Arbitration Association and the fees of its counsel and the party whose final determination was not selected as the Current Market Rent shall pay for the fees of the third arbitrator and the reasonable and necessary expenses incident to the proceedings.

If Tenant exercises the Extension Option provided here, Landlord shall prepare an amendment to this Lease (the “Extension Amendment”) reflecting the changes in the Base Rent, Term and Expiration Date. A copy of the Extension Amendment shall be (i) sent to Tenant within a reasonable time after receipt of Tenant’s notice exercising the Extension Option and the determination of Current Market Rate, and (ii) executed by Tenant and Landlord and delivered to each other within ten (10) business days thereafter, but otherwise valid exercise of the Extension Option contained herein shall, at Landlord’s option, be fully effective whether or not the Extension Amendment is executed.

If Tenant fails to exercise the Extension Option provided herein, the Extension Option shall terminate, and shall be null and void and of no further force and effect. Tenant’s exercise of the Extension Option shall not operate to cure any Default by Tenant of any terms or provisions of this Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such Default. If this Lease or Tenant’s right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, then immediately upon the occurrence of any of the foregoing, the Extension Option herein granted to extend the Term with respect to the Premises, shall simultaneously terminate and become null and void. Under no circumstances whatsoever shall any sublessee have any right to exercise the Extension Option granted herein.

ARTICLE 36

Right of First Offer

(A)

If, at any time during the Term, Landlord shall desire to lease any office space on the second (2nd) floor of the Building adjacent and contiguous to the Premises (any such space is herein referred to as a “Right of First Offer Space”) to a third party other than the existing tenant or occupant of any such space, Landlord shall first give Tenant notice (“Landlord’s ROFO Notice”) of the Right of First Offer Space which Landlord desires to lease, Landlord’s determination of the Fair Market Rental Value of such space, the date such space is expected to be available, and the other economic and business terms and conditions upon which Landlord is willing to lease such Right of First Offer Space to Tenant. The lease term of such Right of First Offer Space shall be coterminous with the Term of the Lease if at least sixty (60) months remain in the current Term of the Lease and, if exercised, any Renewal Term of the Lease. Provided that (x) this Lease shall be in full force and effect, and (y) Tenant is not in Default under this Lease after written notice and the expiration of the applicable cure period,

Tenant shall have the right, exercisable by written notice to Landlord within ten (10) business days of the date of receipt of Landlord’s ROFO Notice (“ROFO Exercise Period”), the time of the giving of such notice being of the essence of this Article, to lease the Right of First Offer Space specified in Landlord’s ROFO Notice upon the terms and conditions contained therein; provided, however, that if Tenant objects to Landlord’s determination of Fair Market Rental Value as stated in Landlord’s ROFO Notice, Tenant shall include in Tenant’s exercise notice Tenant’s determination of Fair Market Rental Value. In the event that Tenant fails to exercise its right as aforesaid within said ten (10) business days of the date of receipt of Landlord’s ROFO Notice, then, except to the extent set forth in Section 36(E) below, Tenant shall be deemed to have waived its rights under this Article with respect to the Right of First Offer Space described in Landlord’s ROFO Notice, Landlord shall have the absolute right to lease the Right of First Offer Space specified in Landlord’s ROFO Notice to any other person or entity, and Tenant shall have no further rights with respect to such Right of First Offer Space, except as otherwise provided herein.

(B)

In the event that Tenant validly exercises its right to lease the Right of First Offer Space described in Landlord’s ROFO Notice, but Landlord and Tenant do not agree upon the Fair Market Rental Value of the Right of First Offer Space that is the subject of Landlord’s ROFO Notice, then each party’s determinations of Fair Market Rental Value, as indicated in Landlord’s ROFO Notice and in Tenant’s exercise notice, shall become their respective Estimates of Fair Market Rental Value and the parties shall proceed to determine Fair Market Rental Value through the use of designated brokers and the process set forth in accordance with Article 35. Tenant agrees to accept the Right of First Offer Space “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements and no representations regarding the condition of the Right of First Offer Space have been made to Tenant by or on behalf of Landlord. Except as otherwise provided in this Section and in the Landlord’s ROFO Notice, the Right of First Offer Space described in Landlord’s ROFO Notice shall be leased upon the same terms and conditions in effect under this Lease, as may be amended from time to time, including the payment of Tenant’s Prorata Share of Taxes and Operating Expenses, and other Rent and charges applicable to the Right of First Offer Space as provided in this Lease (it being understood that any economic concessions or inducements, applicable to the Premises, including without limitation, any Rent abatement or any tenant improvement or construction allowances, shall not be applicable to the Right of First Offer Space).

(C)

Upon determination of the Fair Market Rental Value, Landlord and Tenant shall enter into an amendment of the Lease acceptable to Landlord providing for (a) the inclusion of such Right of First Offer Space in the Premises, (b) the specification of Base Rent applicable to the Right of First Offer Space, and (c) a modification of the definition of Tenant’s Prorata Share to accurately represent the percentage that the rentable area of the Premises, together with the rentable area of such Right of First Offer Space, bears to the total rentable area of the Complex. A copy of such amendment shall be (i) sent to Tenant within a reasonable time after determination of the Fair Market Rental Value, and (ii) executed by Tenant and Landlord and delivered to each other within ten (10) business days thereafter, but an otherwise valid exercise of the option contained herein shall, at Landlord’s option, be fully effective whether or not any such amendment is executed.

(D)

The commencement date of any Right of First Offer Space shall be delayed and Tenant’s obligation to pay Rent with respect to such Right of First Offer Space shall be postponed if Landlord fails to deliver possession of such Right of First Offer Space to Tenant by the date (i) set forth in the applicable Landlord’s ROFO Notice or (ii) by the date otherwise agreed to in writing by the parties (such date being the, in each instance, the “First Offer Space Commencement Date”) for any reason, including but not limited to holding over by any tenant or occupants of such space. Any delay in the commencement date of any Right of First Offer Space shall not subject Landlord to any liability for loss or damage resulting therefrom, and Tenant’s sole remedy and recourse with respect thereto shall be the postponement of Rent with respect to such Right of First Offer Space and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such space not being ready for possession by Tenant on the First Offer Space Commencement Date.

(E)

Tenant’s election to lease any Right of First Offer Space pursuant to the Right of First Offer set forth herein shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. Under no circumstances whatsoever shall any sublessee of Tenant have any right to exercise the Right of First Offer. Tenant’s rights under this Section shall terminate if (i) this Lease or Tenant’s right to possession of the Premises is terminated, or (ii) Tenant fails to timely exercise the Right of First Offer as provided under this Section, time being of the essence with respect to Tenant’s exercise of the Right of First Offer and with respect to all other time frames set forth in this Section. Notwithstanding anything herein to the contrary, in the event that any portion of the Right of First Offer Space becomes available during the last year of the Term, Tenant may not exercise its Right of First Offer unless it simultaneously exercises (or previously exercised, as the case may be) its Extension Option set forth in this Lease and Tenant’s rights under this Section shall terminate if less than eighteen (18) months remain in the Extension Term, if exercised.

ARTICLE 37

Termination Option

Landlord grants to Tenant the option to terminate the Lease (“Termination Option”), effective as of any date after the fifth Lease Year (“Termination Date”), provided that (i) at the time the Termination Option is exercised and at all times thereafter, the Lease is in full force and effect and no Default exists; (ii) Tenant delivers written notice of termination (“Termination Notice”) to Landlord not less than two hundred seventy (270) days prior to the intended Termination Date (which intended Termination Date shall be specified in such written notice); (iii) all Base Rent, Additional Rent and any other amounts payable under the Lease shall be paid through and apportioned as of the Termination Date; (iv) Tenant shall have paid to Landlord, at the times specified below, (a) the “Unamortized Amount,” as defined herein, of (x) Landlord’s Work and (y) the brokerage commissions paid by Landlord for the negotiation and consummation of this Lease, together with interest on (a) and (b) above (collectively, “Transaction Costs”), at the rate of ten percent (10%) per annum, from the date when first paid or credited. The term “Unamortized Amount,” as used in this Article 37, shall mean that portion of the Transaction Costs which remains unamortized as of the Termination Date, based upon a full amortization on a straight-line basis over a term of sixty (60) months, as shown on the amortization schedule attached as Exhibit E hereto and made a part hereof; and (b) an amount equal to the aggregate of two (2) months’ of Base Rent and Additional Rent at the then-current rates (collectively, the “Termination Fee”). The Termination Fee shall be paid to Landlord with the Termination Notice; (v) Tenant shall surrender the Premises in the condition required under the Lease; and (vi) neither party shall have any rights, liabilities or obligations under the Lease for the period accruing after the Termination Date, except those which, by the provisions of the Lease, expressly survive the termination of the term of the Lease. Upon the timely and valid exercise of the Termination Option, the Termination Option shall be self-operative and no additional agreement between Landlord and Tenant shall be necessary to effectuate such termination; provided, however, Landlord and Tenant shall, for their mutual convenience, execute a termination agreement prior to the Termination Date. The Termination Option is personal to Tenant and under no circumstances whatsoever shall any assignee or sublessee of Tenant have any right to exercise the Termination Option. Tenant’s rights under this Article 37 shall be null and void and of no further force or effect if (i) the Lease or Tenant’s right to possession of the Premises is terminated; (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises; or (iii) Tenant fails to timely exercise the Termination Option under this Article 37, time being of the essence with respect to Tenant’s exercise of the Termination Option and with respect to all other time frames set forth in this Article 37.

ARTICLE 38

Bankruptcy

(A)

The following shall be “Events of Bankruptcy” under this Lease: (i) Tenant becomes insolvent, as that term is defined in Title 11 of the United States Code (the “Bankruptcy Code”), or under the insolvency laws of any state (the “Insolvency Laws”); (ii) appointment of a receiver or custodian for any property of Tenant, or the institution of a foreclosure or attachment action upon any property of Tenant, (iii) filing of a voluntary petition by Tenant under the provisions of the Bankruptcy Code or Insolvency Laws; (iv) filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (a) is not dismissed within thirty (30) days of filing, or (b) results in the issuance of an order for relief against the debtor; or (v) Tenant’s making or consenting to an assignment for the benefit of creditors or a composition of creditors.

(B)

Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available pursuant to Article 22; provided, however, that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord shall not exercise its rights and remedies pursuant to Article 22 so long as (i) the Bankruptcy Code prohibits the exercise of such rights and remedies, and (ii) Tenant or its trustee in Bankruptcy (“Trustee”) is in compliance with the provisions of Section 36(C) below.

(C)

If Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, then Landlord’s right to terminate this Lease pursuant to Section 36(B) shall be subject, to the extent required by the Bankruptcy Code, to any rights of Trustee to assume or assign this Lease pursuant to the Bankruptcy Code. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly (i) cures all defaults under this Lease, (ii) compensates Landlord for monetary damages incurred as a result of such defaults, (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or of the assignee of Tenant, and (iv) complies with all other requirements of the Bankruptcy Code. This Lease may be terminated in accordance with Section 36(B) if the foregoing criteria for assumption or assignment are not met, or if Tenant, Trustee or such assignee defaults under this Lease after such assumption or assignment. Adequate assurance of future performance, as used in this Section 36(C), shall mean that all of the following minimum criteria must be met: (a) Tenant’s gross receipts in the ordinary course of business during the thirty (30) day period immediately preceding the initiation of the case under the Bankruptcy Code must be greater than two (2) times the next monthly installment of the Base Rent and additional Rent; (b) both the average and median of Tenant’s monthly gross receipts in the ordinary course of business during the six (6) month period immediately preceding the initiation of the case under the Bankruptcy Code must be greater than two (2) times the next monthly installment of the Base

Rent and additional Rent; (c) Tenant must pay its estimated pro rata share of the cost of all services performed or provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the Base Rent) in advance of the performance or provision of such services; (d) Trustee must agree that Tenant’s business shall be conducted in a first-class manner, and that no liquidating sale, auction or other non-first-class business operation shall be conducted in the Premises; (e) Trustee must agree that the use of the Premises as stated in this Lease shall remain unchanged and that no prohibited use shall be permitted; (f) Trustee must agree that the assumption or assignment of this Lease shall not violate or affect the rights of other tenants in the Building; (g) Trustee must pay to Landlord at the time the next monthly installment of the Base Rent is due, in addition to such installment, an amount equal to the monthly installments of the Base Rent and additional Rent due for the next two (2) months thereafter, such amount to be held as a security deposit; and (h) all assurances of future performance specified in the Bankruptcy Code must be provided.

ARTICLE 39

Confidentiality

(A)

Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant’s business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates, (iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, Tenant agrees to use its commercially reasonable efforts not to disseminate in any manner whatsoever, (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review) the terms and conditions of this Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved.

(B)

Additionally, Tenant agrees that information concerning Landlord and Boca Corporate Center and Campus and the financial and other terms of this Lease, are confidential and proprietary information and Tenant agrees that it will not duplicate or disclose any such information to any person in any manner unless such duplication, use, or disclosure is specifically authorized by Landlord in writing. Confidential and proprietary information is not meant to include any information that is in the public domain. In addition, Tenant agrees to keep the financial terms and conditions as contained herein confidential, with the following exceptions:

(i)

Tenant may disclose the contents of this Lease to its accountants, advisors, potential investors and other third parties similarly situated (“Recipient”), and shall notify such Recipients of the confidentiality provisions contained herein;

(ii)

Tenant may disclose such information as required by court order;

(iii)

Tenant may disclose such information as required by the securities laws and other laws and regulations of the United States of America; and

(iv)

Tenant shall issue no press release or statement to the media regarding this Lease without the Landlord’s prior approval, which approval shall not be unreasonably withheld.

For purposes of this Article 37, “Tenant” shall include the officers, employees, directors and representatives of Tenant, and Tenant covenants and agrees to exercise its commercially reasonable efforts to cause such persons to comply with the terms hereof. Tenant shall be liable for the failure of any such person to comply therewith unless Tenant can demonstrate by clear and convincing evidence that it has exercised best efforts to do so and that, notwithstanding such commercially reasonable efforts, compliance has not been achieved.

(C)

The provisions of this Article 39 shall not prevent or prohibit Tenant from disclosure of confidential and proprietary information to prospective assignees, subtenants, purchasers or affiliates of Tenant or investors in Tenant or Tenant’s affiliates on a strictly “need to know basis”, provided that Tenant shall advise such third parties of the restrictions set forth in this Article 39.

ARTICLE 40

Signage

No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. No decorations, posters, banners, decorative lights or other items shall be placed in or affixed to or painted on the windows or adjacent to the windows in a location visible from the exterior of the Premises. All tenant identification directory signage in the Complex shall be installed by Landlord, at Landlord’s cost and expense, and standard suite signage at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. If Landlord approves any additional signs to be installed by Tenant, such signs (a) shall comply with the terms of this Lease, all applicable Laws and the requirements of any covenants, conditions and restrictions of record affecting the Complex and the requirements of the City of Boca Raton, Florida, and any other governmental authority with jurisdiction, and (b) shall be removed by Tenant, with any damage to the Premises or Building, as the case may be, caused by such removal repaired and the Premises or Building, as the case may be, restored, at the sole cost and expense of Tenant, upon the expiration or sooner termination of the Term.

Subject to approval by all applicable governmental authorities, Landlord shall install a monument sign in front of the Building, at Landlord’s sole cost and expense, and permit Tenant to maintain an identity panel on such monument sign. The design, fabrication, installation and maintenance of such identification panel shall be at Landlord’s sole cost and expense. Tenant’s right to maintain identification signage on any Building monument sign is predicated upon Tenant leasing not less than 15,000 rentable square feet of the Premises and occupying not less than 15,000 rentable square feet of the Premises. Upon termination or expiration of the Lease or of Tenant’s right to possession of the Premises under the Lease or in the event Tenant ceases to occupy the required portion of the Premises, Landlord shall, at Tenant’s sole cost and expense, remove Tenant’s identification panel from the monument sign and restore and repair the parts of such monument sign affected by the installation or removal of said signage to the condition existing prior to the addition of Tenant’s name or to a condition reasonably acceptable to Landlord.

ARTICLE 41

Limitation of Liability

Any property stored or placed by Tenant or its invitees in or about the Premises, the Building or the Complex shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. If any employee of Landlord receives any package or article delivered for Tenant, then such employee shall be acting as Tenant’s agent for such purpose and not as Landlord’s agent. Furthermore, it is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings, and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings, and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings, and agreements by such Landlord or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord’s interest in the Complex (as it exists from time to time and at any time) to the terms of the Lease and for no other purpose whatsoever. The liability of Landlord to Tenant for any default by Landlord under the Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Complex, the Building or the Premises, shall be limited to the interest of Landlord in the Complex (as it exists from time to time and at any time). Tenant agrees to look solely to Landlord’s interest in the Complex (as it exists from time to time and at any time) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this provision shall apply equally and inure to the benefit of Landlord’s present and future partners, beneficiaries, officers, directors, trustees, members, managers, shareholders, agents and employees, and their respective partners, members, shareholders, legal representatives, heirs, successors and assigns. Under no circumstances shall any present or future shareholder, officer or director of Landlord (if Landlord is a corporation), general or limited partner of Landlord (if Landlord is a partnership), manager or member of Landlord (if Landlord is a limited liability company), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord’s obligations under the Lease.

ARTICLE 42

Mortgagee’s Consent

This Lease is subject to and conditioned upon, any required consent or approval being granted without any fee, charge or condition that is unacceptable to Landlord, by Landlord’s mortgagee(s).

ARTICLE 43

Entire Agreement

This Lease, together with Rider One, Schedule 3(G) and Exhibits A, B, C, D and E (WHICH COLLECTIVELY ARE HEREBY INCORPORATED WHERE REFERRED TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relative to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except any such contemporaneous agreement specifically referring to and modifying this Lease, signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlord’s leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord’s final approval, and are not authorized to make any agreements, representations, understandings or obligations, binding upon Landlord, respecting the condition of the Premises, the Complex or the Building, suitability of the same for Tenant’s business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous agreement shall be of any force or effect. Neither this Lease, nor any Riders or Exhibits referred to above may be modified, except in writing signed by both parties.

ARTICLE 44

Radon Gas

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal or state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, under seal, as of the day and year first above written.

LANDLORD:

BRE/BOCA CORPORATE CENTER L.L.C.,
a Delaware limited liability company

WITNESSES:

By:
Print Name:	Name:
Its:

Print Name:

TENANT:

MEDICAL CONNECTIONS, INC.,
WITNESSES:	a Florida corporation

By:
Print Name:	Name:
Its:

Print Name:

RIDER ONE

RULES AND REGULATIONS

The following Rules and Regulations have been formulated for the safety and well-being of all tenants of the Building and to ensure compliance with all municipal and other requirements. Strict adherence to these Rules and Regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these Rules and Regulations by Tenant, after notice from Landlord, shall be deemed to be an Default under the Lease.

Landlord may, upon request by any tenant, waive the compliance by such tenant to any of these Rules and Regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord’s authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such Rule and Regulation in the future unless expressly consented to by Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the Rules and Regulations unless such other tenant has received a similar waiver in writing from Landlord, and (iv) any such waiver by Landlord shall not relieve Tenant from any obligation or liability of Tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of Tenant’s failure to comply with any such Rule or Regulation.

1.

The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls and other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises, and if the Premises are situated on the ground floor of the Building, then Tenant shall, at its own expense, keep the sidewalks and curbs directly in front of the Premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

2.

No awnings or other projections shall be attached to any wall of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord, provided such consent shall not be unreasonably withheld. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

3.

No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

4.

The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, chemicals, paints, cleaning fluids or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

R1-1

5.

There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the Premises visible from public areas of the Building. Tenant shall not construct, maintain, use or operate within the Premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof by Landlord, which approval shall not be unreasonably withheld. No such loudspeaker or sound system shall be constructed, maintained, used or operated outside of the Premises.

6.

No bicycles, vehicles, animals, birds or pets of any kind shall be brought into or kept in or about the Premises, and no cooking (except for hot-plate or microwave cooking by Tenant’s employees for their own consumption, the equipment for and location of which are first approved by Landlord) shall be done or permitted by any tenant on the Premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or to permeate from the Premises.

7.

The use of the Premises by each tenant was approved by Landlord prior to execution of the Lease and such use may not be changed from the Permitted Use without the prior approval of Landlord, which approval shall not be unreasonably withheld. No space in the Building shall be used for manufacturing of goods for sale in the ordinary course of business, for the storage of merchandise for sale in the ordinary course of business or for the sale at auction of merchandise, goods or property of any kind.

8.

No tenant shall make any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

9.

No flammable, combustible or explosive fluid, chemical, asbestos or other hazardous substance or any other material harmful to tenants of the Building shall be brought, installed in or kept upon the Premises. No space heaters, fans or individual air conditioning units may be used in the Premises. Any electrical or extension cords deemed to be a fire hazard by Landlord in Landlord’s sole discretion shall be removed.

10.

No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

R1-2

SCHEDULE 3(G)
WIRE TRANSFER INSTRUCTIONS

BANK:	Harris Bank NA, Chicago, Illinois

ACCOUNT NAME:	BRE/Boca Corporate Center L.L.C. for the secured interest In favor of Barclays Capital Real Estate Inc. as lender

ABA NO.	071000288

ACCOUNT NO.	194-470-1

R1-3

EXHIBIT A

(Floor plan(s) showing Premises cross-hatched)

[To be inserted upon approval of Landlord and Tenant]

A-1

EXHIBIT B

WORKLETTER AGREEMENT

THIS WORKLETTER AGREEMENT ("Workletter") is made a part of that certain Lease between Medical Connections, Inc., as Tenant, and BRE/Boca Corporate Center, L.L.C., as Landlord, relating to Premises at Building 4800 in T-Rex Corporate Center, Boca Raton, Florida, which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Workletter, shall have the respective meanings assigned to them in the Lease.

For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

1.

Work.

(a)

Landlord shall cause to be performed the Work (as defined below) in the Premises as shown on, and in accordance with, the Plans (as defined below), provided that the Work shall not include wiring the Premises for telephone or data lines [provided the cost thereof may be reimbursed out of the Landlord’s Contribution (as hereinafter defined) to the extent funds are available for such purpose] and shall not include, even if depicted on the Plans, any furniture or office equipment. Subject to "Tenant Delay" and "Force Majeure Delay" (as those terms are defined in Paragraph 2 below), Landlord shall proceed diligently to endeavor to cause the Work to be completed and obtain a certificate of occupancy by the appropriate governmental authority in accordance with the estimated construction schedule attached as Appendix I hereto and made a part hereof (the “Schedule”) and substantial completion and receipt of a certificate of occupancy by the appropriate governmental authority to occur no later than July 1, 2009 (such date being referred to herein as the "Substantial Completion Date"). It is agreed that construction of the Work reflected on the final Approved Plans (as defined below) will be completed using Building standard methods, materials and finishes, except as otherwise specified in the Approved Plans. Except for Landlord’s Contribution to be provided by Landlord hereunder, Tenant shall be responsible for the payment of all costs incurred by Landlord in connection with the Work (“Cost of the Work”) in excess of Landlord’s Contribution, subject to the provisions of this Workletter. Tenant shall receive prior written notice from Landlord and shall have the right to approve, which approval shall not be unreasonably withheld or delayed, any costs associated with the Work that are to be paid out of Landlord’s Contribution prior to payment thereof by Landlord. As shown on the Schedule, Tenant shall have the right to approve architectural fees as well as costs of the general contractor, which approval shall not be unreasonably withheld or delayed. Change orders will be forwarded to Tenant prior to approval by Landlord. Landlord shall provide Tenant with a monthly schedule showing amounts expended to date from Landlord’s Contribution and the remaining balance thereof. Tenant shall pay such amount within five (5) days after demand therefor. If such amount is not paid when due, it shall bear interest at the default rate provided in the Lease. Landlord agrees to competitively bid the work to at least three (3) qualified contractors and shall use its commercially reasonable discretion in selecting the most economical contractor for the work.

(b)

Landlord shall cause its space planner to prepare a complete and detailed space plan of the Premises depicting all office layouts and setting forth all specifications for materials and finishes therein, including wall finishes, floor finishes, office layout, furniture and partition layout, telephone lines, data lines, electrical outlets, and other miscellaneous decorative appointments ("Space Plans"). The Space Plans shall be delivered to Tenant reasonably promptly following Tenant's execution of the Lease. Tenant shall indicate its approval or disapproval of the Space Plans within three (3) business days after receipt, with specific details of the points that are disapproved and suggested changes ("Disapproved Details"). With respect to the Disapproved Details, Landlord shall, within five (5) business days of receipt of Tenant's disapproval, revise the Space Plans in a manner designed to eliminate Tenant’s disapproval. Tenant shall again review the revised Space Plans within three (3) business days of receipt of the revised Space Plans. The foregoing process shall continue until Tenant has approved the Space Plans.

Based upon the Space Plans approved by Landlord and Tenant, Landlord will cause the Plans (as defined herein) to be prepared to Tenant’s reasonable satisfaction. The Plans shall be (i) provided to Tenant reasonably promptly following Tenant’s approval of the Space Plans and (ii) reasonably approved by Tenant no more than five (5) business days following receipt thereof, including any reasonable Disapproved Details thereto. Landlord shall modify the Plans to reasonably accommodate Tenant's comments prior to being resubmitted to Tenant, as reasonably determined by Landlord, and submit the revised Plans to Tenant for approval. Tenant shall not unreasonably withhold its approval of the Plans. This process shall continue until Landlord and Tenant have approved the Plans. Failure by Tenant to approve, or disapprove together with its Disapproved Details, as the case may be, of the Plans within the applicable time period provided above shall be deemed approval by Tenant of the Plans. All improvements described in the Approved Plans may be referred to, collectively, as the "Work." The Plans shall be subject to Landlord's approval and the approval of all local governmental authorities requiring approval of the work or the Approved Plans. Landlord agrees not to unreasonably withhold its approval of the Space Plans or the Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Space Plans or the Plans because, in Landlord's reasonable opinion: the Work as shown is likely to adversely affect Building systems and equipment, the structure of the Building or the safety of the Building or its occupants; the Work as shown might impair Landlord's ability to furnish services to Tenant or other tenants; the Work would increase the cost of operating the Building or the Complex; the Work would violate any governmental laws, rules or ordinances (or interpretations thereof); the Work contains or uses hazardous or toxic materials or substances; the Work would adversely affect the appearance of the Building; or the Work might adversely affect another tenant's premises. The foregoing reasons, however, shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. To the extent that changes are required to the Plans (or the Work) by any local governmental official, the Plans shall be amended in accordance with the changes so required and Tenant shall be advised of such changes.

Landlord approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental or insurance requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant's objectives and needs. If Landlord shall provide full MEP engineering services to Tenant, the cost of such services shall be paid from Landlord’s Contribution. As used herein, the term "Approved Plans" shall mean the Plans (as hereinafter defined), as and when approved in writing by Landlord and Tenant. As used herein, the term "Plans" shall mean the full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work).

(c)

The Cost of the Work may include, without limitation, (1) costs of labor, hardware, equipment and materials, contractors' charges for overhead and fees, and so-called "general conditions" (including rubbish removal, utilities, freight elevators, hoisting, field supervision, building permits, occupancy certificates, inspection fees, utility connections, bonds, insurance, sales taxes, and the like), (2) the Plans, including, without limitation, all revisions thereto, and engineering reports, or other studies, reports or tests, air balancing or related work in connection therewith, and (3) Landlord's costs. "Work" herein means: (i) the improvements and items of work shown on the final Approved Plans (including Change Orders (as defined herein)), and (ii) any demolition, preparation or other work required in connection therewith, including without limitation, structural or mechanical work, additional HVAC equipment or sprinkler heads, or modifications to any building mechanical, electrical, plumbing or other systems and equipment or relocation of any existing sprinkler heads, either within or outside the Premises required as a result of the layout, design, or construction of the Work or in order to extend any mechanical distribution, fire protection or other systems from existing points of distribution or connection, or in order to obtain building permits for the work to be performed within the Premises (unless Landlord requires that the Plans be revised to eliminate the necessity for such work).

(d)

In connection with the Premises, provided that Tenant is not in default under the Lease beyond any applicable cure period, Landlord shall contribute ("Landlord’s Contribution") up to Forty-Five and No/100 Dollars ($45.00) per rentable square foot of the Premises, i.e. Eight Hundred Fifty-Three Thousand Four Hundred Seventy and No/100 Dollars ($853,470.00), toward the Cost of the Work and the initial receipt of the certificate of occupancy.  Landlord’s Contribution is applicable only in connection with the foregoing costs, and shall not be available for any improvements or alterations made subsequent to substantial completion of the Work and initial receipt of a certificate of occupancy. Landlord shall pay the approved contractor directly up to Landlord’s Contribution and Tenant shall have no obligation to pay any monies with regard to the Work except as may be otherwise set forth herein. If any portion of Landlord’s Contribution shall not be so used, Landlord shall be entitled to the savings and Tenant shall receive no credit therefor. If Landlord terminates the Lease or Tenant's right to possession based on a default by Tenant which remains uncured after written notice and the expiration of the applicable cure period, Tenant shall repay Landlord on demand the unamortized amount of Landlord’s Contribution theretofore disbursed, as additional damages, without in any way limiting Landlord's other rights or remedies. Tenant shall be responsible for the payment of any portion of the Cost of the Work exceeding Landlord’s Contribution, provided that Landlord’s Contribution shall be disbursed in full prior to any payment by Tenant for the Cost of the Work.

2.

Delays in Work. Notwithstanding the date provided in the Lease for the Commencement Date, Tenant's obligation to pay Rent thereunder shall not commence until Landlord shall have substantially completed all Work to be performed by Landlord in the Premises as set forth in Paragraph l hereof and obtained a certificate of occupancy from all applicable governmental authorities; provided, however, if Landlord shall be delayed in substantially completing the Work for any reason set forth in the following subparagraphs (a) through (f) ("Tenant Delay"), the Commencement Date, Rent Commencement Date, nor the payment of Rent thereunder shall be affected or deferred on account of such delay:

(a)

Tenant's failure to furnish any reasonable information required for the completion, and Tenant approval, of the Space Plans or the Plans within the time frames set forth in Paragraph 1 above, or required for the completion of Landlord's Work as set forth in writing by the Landlord to Tenant; or

(b)

Tenant's failure, for a period of fifteen (15) days or more, to agree upon Plans acceptable to Tenant; or

(c)

Tenant's request for or use of unique materials, finishes or installations or construction procedures which are substantially different from that which is standard or customary for the Building, or resulting in the Work required by the Approved Plans (as same may be revised from time to time) taking longer to complete under standard construction procedures (e.g., without use of overtime or additional shifts and without necessitating other measures to expedite long lead time items) than originally projected by Landlord at the execution of the Lease (i.e., when Landlord developed its schedule for construction of the Work without the benefit of the Plans); or

(d)

Tenant's material changes in the Work or the Plans (notwithstanding Landlord's approval of any such material changes); or

(e)

any other act, omission or delay by Tenant, its agents or contractors or persons employed by any of such persons delaying substantial completion of the Work, subject to Force Majeure as defined in the Lease.

3.

Completion — Punch List.

(a)

When Landlord's construction manager, in its reasonable discretion, considers the Work to be substantially complete or about to be substantially completed and has obtained a certificate of occupancy, Landlord shall notify Tenant as to the date or anticipated date of substantial completion and its receipt of a certificate of occupancy and of a reasonable time and date for inspection of the Work. If such time and date for inspection are not reasonably acceptable to Tenant, Landlord and Tenant shall mutually agree upon another time and date, provided that Tenant and Landlord shall not unreasonably delay such inspection. Tenant agrees to inspect the Premises at such time and on such date and to execute at the time of such inspection Landlord's form of inspection report which shall be prepared by Landlord's construction manager and shall list items designated by said construction manager as not yet completed and any additional items which Landlord and Tenant, in good faith, agree are not yet completed (said list is hereinafter referred to as a "Punch List"). If Tenant does not appear for inspection on the date designated or agreed upon, Tenant shall be deemed to have accepted the Premises as substantially completed and Landlord or its representative may execute such Punch List on behalf of both Landlord and Tenant. Tenant agrees that, at the request of Landlord from time to time after the initial inspection, Tenant shall initial such Punch List or execute revised Punch Lists to reflect completion or partial completion of prior Punch List items. Landlord agrees to complete all such Punch List items as soon as practicable, subject to Force Majeure, but in no event later than sixty (60) days from creation of the Punch List.

(b)

At any time after substantial completion of the Work and receipt of a certificate of occupancy, Landlord may, upon notice to Tenant, enter the Premises to complete Punch List items, and such entry by Landlord or its agents, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease, or impose any other liability upon Landlord or its agents, employees or contractors provided Landlord shall attempt to minimize any interruption to Tenant’s business, if applicable.

(c)

The phrases "substantial completion" or "substantially complete" shall mean that the Work has been completed except for such incomplete items as would not materially interfere with the use of the Premises for its intended uses, as described in the Lease (but excluding items not included in the Work which are required for use of the Premises for such purposes). The Work shall be deemed to be substantially complete on the date on which the Work would have been substantially complete but for Tenant Delay, provided a certificate of occupancy has been issued for the Premises.

4.

Access by Tenant or Tenant’s Contractor Prior to Commencement of Term.

(a)

Landlord, at Landlord's reasonable discretion, may permit Tenant and Tenant's agents, suppliers, contractors, subcontractors and workmen (collectively, "Tenant's Contractors"), who have been approved by Landlord as hereinafter provided, to enter the Premises prior to the Commencement Date to enable Tenant to do such things as may be required by Tenant to make the Premises ready for Tenant's occupancy.

(b)

Tenant shall notify Landlord of the identity of Tenant's Contractors not less than three (3) days prior to the initial entry into the Premises by any such Tenant's Contractors, and Landlord shall have the right to approve or disapprove any of Tenant's Contractors.

(c)

Tenant agrees that if permission is granted Tenant for entry under this Paragraph, then (i) Tenant and Tenant's Contractors and their activities in the Premises and Building will not unreasonably interfere with or delay the completion of the Work to be done by Landlord and will not interfere with other construction by Landlord, its contractors and subcontractors and their agents and employees or occupants of the Building and their contractors in or about the Premises or Building, and (ii) Landlord, its contractors and subcontractors and their agents and employees shall have priority over Tenant and Tenant's Contractors in performing work within the Premises or Building, including, without limitation, the use of hoists and elevators.

(d)

Landlord shall have the right to withdraw its permission given under this Paragraph 4 upon written or oral notice to Tenant if Landlord determines that any interference or delay has been or may be caused. Tenant agrees that any such entry into the Premises shall be at Tenant's own risk and Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of the Tenant's property or installations made in the Premises.

(e)

Tenant shall promptly pay to each of Tenant's Contractors when due the cost of all Work done by such Tenant's Contractor and, if required by Landlord, shall deliver to Landlord evidence of payment to each such party, together with contractors' affidavits, partial and full and final waivers of all liens for labor, service or materials and such other documents as Landlord may request.

(f)

Any work performed by Tenant or Tenant's Contractors shall be done in a first-class workmanlike manner using only building standard materials and shall comply with all of Landlord's rules and requirements and all applicable laws, ordinances, rules and regulations of governmental departments or agencies.

(g)

Any work done by Tenant or Tenant's Contractors will be scheduled and coordinated through Landlord and shall be performed under the supervision and control of Landlord to the extent Landlord determines to be reasonably necessary.

(h)

Tenant agrees to protect, defend, indemnify and save harmless Landlord and its officers, directors, partners, employees and agents from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or Tenant's Contractors in or about the Premises or Building, including, without limitation, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's Contractors. In addition, prior to the initial entry into the Building or the Premises by Tenant or any of Tenant's Contractors, Tenant shall furnish Landlord, at Tenant's sole cost, with policies of insurance required by the Lease and with any additional insurance covering Landlord and its officers, directors, partners, employees and agents as insured parties, with such coverages and in such amounts as Landlord may then require, in order to insure Landlord and its officers, directors, partners, employees or agents against loss or liability for injury or death or damage to property arising out of or connected with any activities of Tenant or Tenant's Contractors. Tenant acknowledges that the foregoing indemnity shall be in addition to the insurance requirements set forth herein and shall not be in discharge of or in substitution for same.

(i)

Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to be attached to or be placed upon Landlord's title or interest in the Premises, Building or underlying land, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed upon the Premises, Building or land with respect to work or service claimed to have been performed for, or materials claimed to have been furnished to, Tenant or the Premises by Tenant's Contractors, and in case of any such lien attaching, Tenant covenants and agrees to cause it to be immediately released and removed of record. In the event that such lien is not immediately released and removed within ten (10) days after such lien, or notice thereof, is filed, Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof) and Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including attorneys' fees) incurred by Landlord in connection with such lien.

5.

Waiver of Claims. Tenant hereby waives all claims by the Tenant except those arising from Landlord's failure to complete in due course the incomplete items, if any, described on the Punch List except for all claims caused by Landlord’s negligence or willful misconduct. THE FOREGOING CONSTITUTES LANDLORD'S ONLY WARRANTY. ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED.

6.

Changes in the Work.

(a)

Landlord or any contractor of Landlord may, upon notice to Tenant, make minor changes in the Work arising during the construction process not inconsistent with the intent hereof. In addition, after prior notice to Tenant (which notice need not be in writing), the Work may be changed (and the Plans will be revised by Landlord subject to Tenant’s approval) to reflect changes required by any local government inspectors.

(b)

Tenant may make changes in the Work by submitting to Landlord the required revised Plans for approval or disapproval or advising Landlord in writing and with specificity. In the event Tenant submits revised Plans which are approved by Landlord, Landlord will thereafter submit a proposal (the "Proposal") to Tenant for approval showing (i) the cost resulting from the proposed changes and (ii) the delay in completion of the Work anticipated as a result of the proposed changes (it being understood that Tenant's request for a change may constitute "Tenant Delay" pursuant to Paragraph 2 and the date of substantial completion shall not be delayed or extended by reason thereof). The Proposal shall include a form of Change

Order which shall set forth the anticipated time to perform such change(s) and the anticipated cost of such change(s) ("Change Order"). Tenant may approve the Proposal by executing and delivering the Change Order, along with, if applicable, the payment required in the Change Order (if such Change Order would cause the cost of the work to exceed Landlord’s Contribution), to Landlord within the time period specified in the Proposal (or within forty-eight (48) hours, if no period is required). If Tenant fails to approve or comment on the Proposal within the specified time period, Tenant shall be deemed to have abandoned its request for changes in the Work and Landlord may proceed with the Work without regard to such requested changes. If at any time Tenant has requested changes, or Landlord has delivered a Proposal to Tenant and Tenant has not yet approved the Proposal, Landlord may at its election cease any portions of the Work affected by such changes, and delays caused by such cessation of Work shall constitute a "Tenant Delay" as defined in Paragraph 2 hereof.

7.

Miscellaneous.

(a)

Notwithstanding anything to the contrary contained in the Lease, any notice given by Landlord to Tenant in connection with the Work or matters set forth in this Workletter shall be given to Anthony Nicolosi, President, at 2300 Glades Road, Suite 307E, Boca Raton, Florida 33431, E-mail: anicolosi@medicalconnections,com, Fax: (561) 353-4246 and can be communicated to such individual verbally or in writing, telephonically, by facsimile transmission, by regular United States Postal Service mail, or by the other means of mail delivery specified in the Lease.

(b)

Except as herein expressly set forth or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any other work with respect to the Premises. Any other work in the Premises which Tenant may be permitted by Landlord to perform shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease, and the terms and provisions of Paragraph 4 of this Workletter and such other requirements as Landlord deems necessary or desirable. Any additional work or alterations to the Premises desired by Tenant after the Lease Commencement Date shall be subject to the provisions of the Lease.

(c)

Landlord is entitled to all available investment tax credits, if any, for Work paid for and property acquired by Landlord pursuant to the Lease and this Workletter. Nothing in the Lease or this Workletter shall be construed as an agreement by Landlord to pass any investment tax credits through to Tenant.

(d)

Time is of the essence of this Workletter.

(e)

This Workletter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

(f)

The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be limited to and enforceable solely against Landlord's interest in the Complex and shall be subject to the terms of the Lease.

APPENDIX I

Schedule

Medical Connections Schedule

Item	Day	Date

Tenant approves fit plan and architectural fee schedule	Friday	6/20/2008

Architect prepares space plan	Wednesday	7/2/2008

Tenant approves space plan	Wednesday	7/9/2008

Architect completes permit set	Friday	8/8/2008

Tenant/LL approve permit set	Friday	8/15/2008

Construction Documents out to three bidders	Wednesday	8/20/2008

Contractor to file for permit	Wednesday	8/27/2008

Bids due	Wednesday	9/10/2008

LL to Provide Tenant With Cost Comparison	Tuesday	9/16/2008

LL/Tenant Award Contact	Friday	9/19/2008

Receipt of permit	Friday	10/24/2008(1)

Substantial Completion and receipt of certificate of occupancy	Friday	1/16/2009(2)

(1) allows 8 weeks for permit (2) allows 12 weeks for construction

EXHIBIT C-1

SUPPLEMENT TO LEASE FOR EMERGENCY STANDBY ELECTRIC POWER SERVICE

BOCA CORPORATE CENTER AND CAMPUS

THIS SUPPLEMENT TO LEASE FOR EMERGENCY STANDBY ELECTRIC POWER SERVICE (“Supplement”) is made as of ______________, ____ (“Agreement Date”) between BRE/BOCA CORPORATE CENTER L.L.C., a Delaware limited liability company (“Landlord”) and __________________ (“Tenant”).

RECITALS:

A.

Tenant has entered into that certain lease with Landlord described on Exhibit “A” attached hereto and made a part hereof for the premises therein described (“Premises”).

B.

Landlord has available standby electric power generators and related equipment (collectively, “Generators”), which are used under Landlord’s Standby Power Facilities Program (“Power Program”) to provide emergency standby electric power service at Boca Corporate Center and Campus, Boca Raton, Florida (“Complex”) for Landlord’s operation of the Complex and to tenants of the Complex and others who wish to subscribe for emergency standby electric power service (collectively, “Subscribers”).

C.

Tenant has elected to subscribe under the Power Program for emergency standby electric power service to the Premises, and Landlord has agreed to make emergency standby electric power service available to the Premises up to the Capacity Reservation, as hereinafter defined (“Standby Power Service”), subject to and upon the terms and conditions set forth in this Supplement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt whereof and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Relationship to Lease. This Supplement shall form a part of the Lease. In the event of any inconsistency between the terms of the Lease and the terms of this Supplement as they relate or apply to the Power Program or Standby Power Service, the terms of this Supplement shall control. Capitalized terms used in this Supplement and not otherwise defined herein shall have the same meanings as provided in the Lease.

2.

Term. The term of this Supplement shall commence on the Agreement Date and continue for the balance of the term of the Lease, as the same may be sooner terminated or hereafter extended pursuant to the terms of the Lease. Tenant’s rights under this Agreement shall automatically terminate and be null and void upon the expiration or earlier termination of the Lease or Tenant’s right to possession of the Premises.

3.

Capacity Reservation and Reservation Charge. In consideration of the sum of _____________________________ Dollars ($____________) for the initial Term of the Lease (“Capacity Reservation Charge”), which shall be paid to Landlord by federal wire transfer of immediately available funds no later than the Agreement Date, Tenant shall be entitled to _________________ megawatts of capacity on the Generators for the Premises (“Capacity

C1-1

Reservation”). For any renewal or extension of the Term of the Lease pursuant to the provisions of the Lease or otherwise, Tenant shall pay a supplemental charge (“Supplemental Capacity Reservation Charge”) of $_________________ for each renewal or extension term of the Lease, in advance, on or before the first day of the applicable renewal or extension term (“Extension Commencement Date”). If Tenant fails to pay the Capacity Reservation Charge on or before the Agreement Date, or the Supplemental Capacity Reservation Charge on or before the Extension Commencement Date, time being of the essence, this Supplement shall automatically terminate without further notice or action by Landlord, and Landlord may reserve for its own use or sell to other Subscribers the Standby Power Service theretofore reserved for Tenant. The Capacity Reservation Charge and Supplemental Capacity Reservation Charge (if applicable) are non-refundable and shall not be subject to proration, credit, rebate or abatement for any cause whatsoever, except as expressly provided in Paragraph 4(d) below.

4.

Served Systems.

(a)

Standby Power Service is limited to serving (i) Tenant’s equipment and systems located within the Premises and specifically identified by Tenant on Exhibit “B” attached hereto and made a part hereof (collectively, “Served Systems”), and (ii) the Complex’s central air conditioning service (“Complex AC”) to the Premises, or if Complex AC is not supplied to the Premises because Tenant has installed a separate or supplemental air conditioning system in the Premises (“Premises AC”), Standby Power Service may be applied to the Premises AC; provided, however, in no event shall more than forty (40%) percent of the Standby Power Service reserved for Tenant under the Capacity Reservation (“40% Limitation”) be used for Complex AC to the Premises or Premises AC, as the case may be. For purposes of this Agreement, “Served Systems” shall include Complex AC to the Premises or Premises AC, whichever is applicable, in either instance subject to the 40% Limitation. Tenant shall include on Exhibit “B” hereto the power required for each piece of equipment included in the Served Systems, including, without limitation, the Complex AC to the Premises or Premises AC, whichever is applicable, subject to the 40% Limitation, and shall further designate on Exhibit “B” which of the Served Systems are ”non-essential Served Systems” for purposes of this Agreement.

(b)

Tenant shall cause the Served Systems to be connected to electrical panels or breakers separate from the main panels and breakers for the Premises so as to permit the disconnection of all electrical systems and equipment, other than the Served Systems, from the Power Program. Tenant shall be solely responsible for the compatibility of the Served Systems with the Generators, including, but not limited to, electrical systems, wire, conduit, panels, transformers, switchgear and breakers in the Premises. Before the Served Systems may be connected to the Generator, Tenant shall make, at Tenant’s sole cost and expense, any and all modifications and enhancements to the Served Systems necessary for such compatibility with the Generators. Landlord shall have no liability or responsibility for damage or injury to the Premises, the Served Systems or any of Tenant’s equipment or personnel due to any such installation, connection or incompatibility, all such liability being expressly waived by Tenant. Before connecting the Served Systems to the Generator, Tenant shall disconnect any equipment which is not included in the Served Systems identified on Exhibit “B” hereto.

(c)

Commencing on the Agreement Date, Landlord and its employees, agents, contractors and representatives shall have a non-exclusive right of access to and through the Premises at all times to the extent reasonably necessary for the implementation of the Power Program and the provision of Standby Power Service to the Premises in accordance with the provisions of this Supplement, including the installation, testing, maintenance, operation, repair,

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replacement and removal of any cabling or other appurtenances connecting the Served Systems to the Generators, provided that (i) Landlord shall make reasonable efforts to minimize interference with Tenant’s use and enjoyment of the Premises, and (ii) Landlord shall endeavor to provide Tenant with forty-eight (48) hours notice prior to any access to the Premises other than for emergency repairs. Landlord shall have twenty-four (24) hours access to the Premises for any emergency work in connection with the Served Systems, Complex AC or Power Program.

(d)

Tenant acknowledges that Landlord has made no representation, warranty or guarantee as to the adequacy, effectiveness or efficiency of the Generators to provide an emergency source of power to the Premises or the Served Systems, or any portion thereof, or to Complex AC, at any time during the Term (even if it is determined that the Generators have or may have excess capacity). Tenant further acknowledges that the Generators are intended to first service the emergency power needs of Landlord with respect to the Common Areas of the Complex, and the emergency power needs of other Subscribers who are using the Generators as of the Agreement Date, before the transfer of Standby Power Service to the Premises. If, at any time during the term of this Supplement, Landlord elects to discontinue the Power Program or Landlord reasonably determines that Tenant’s use of the Generators adversely impacts the Complex or the use of any other Subscriber’s premises, Landlord may so notify Tenant, and Landlord may require Tenant to discontinue use of the Generators no later than the earlier of one hundred twenty (120) days after Landlord’s notice, or the date, if any, required under applicable Law (“Termination Date”). In such event, Tenant’s use of the Generators and subscription under the Power Program shall be null and void from and after the Termination Date, and Landlord should refund to Tenant the unamortized Capacity Reservation Charge (amortized over the initial Term of the Lease) or the unamortized Supplemental Capacity Reservation Charge (amortized over the applicable renewal or extension term), whichever is applicable, within thirty (30) days of Tenant’s disconnection of the Served Systems from the Generators. Notwithstanding the foregoing, Landlord shall not have the right to terminate Tenant’s use of the Generators to allow Subscriber which is not currently using the Generators to use the Generators for its emergency power needs.

5.

Generator Operation.

(a)

Tenant’s Temporary Generators. If Landlord has heretofore permitted Tenant to operate a temporary backup generator for the Premises, Tenant shall, within ten (10) days after the Agreement Date, disconnect such temporary backup generator and remove the same from the Complex and restore the portion of the Complex affected to the condition existing prior to the installation of such temporary backup generator.

(b)

Emergency Service Use. Tenant acknowledges that the Generators are intended for limited emergency backup use and neither the Generators nor the fuel storage tanks for the Generators are either designed or have the capacity for more than limited and temporary use.

(c)

Start-up Delay. In the event of a power failure (“Outage”), the Generators are designed to start up over a period of thirty (30) minutes. Landlord shall not be liable or responsible for any direct, indirect, consequential or special damages that may occur due to an interruption of Tenant’s business or business operations, or to the Premises or Tenant’s equipment, the Served Systems or Complex AC or Premises AC, whichever is applicable, due to any delay in the start-up of the Generators. Tenant shall be responsible to provide for its own backup uniform power supply to the Premises and the Served Systems to address any start-up delay of the Generators.

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(d)

Emergency Representative: Tenant designates ________________________ and __________________ as its “Emergency Representatives” in the event of an Outage or other emergency. The Emergency Representatives shall have full authority to act on behalf of Tenant in the event of an Outage or other emergency and shall be available to meet with Landlord and the emergency representatives of other Subscribers to implement emergency procedures established by Landlord in the event of an Outage or other emergency. Tenant shall provide to Landlord, in writing, after-hours contact information for the Emergency Representatives, including, but not limited to, home addresses and telephone numbers, cellular telephone numbers and pager numbers. Notices to Tenant under this Supplement shall be deemed made to Tenant if made to either or both of the Emergency Representatives. Tenant shall notify Landlord, in writing, of any changes in the identity or after-hours contact information of the Emergency Representatives. The Emergency Representatives shall participate in emergency drills conducted by Landlord from time to time.

(e)

Generator Operation During Extended Outage. For purposes hereof, any Outage lasting more than one (1) hour shall be deemed an “Extended Outage”. Tenant acknowledges that the fuel storage capacity of the Generators is not sufficient for continuous or extended use of the Generators to meet the emergency power needs of Landlord and all Subscribers under the Power Program. In the event of an Extended Outage or a series of Outages, Landlord, in its sole and exclusive discretion, shall have the right, but not the obligation, to regulate, reduce and limit the availability of emergency standby electric power service to Subscribers, including Tenant, under the Power Program in order to meet the generator recommendations of the Federal Emergency Management Agency, the safety of all tenants of the Complex and all Subscribers under the Power Program, the availability of fuel supplies or the operating conditions and requirements of the Generators.

In order to administer the Power Program in the best interests of the Complex, Landlord has established the following rules, procedures and protocols for responding to an Extended Outage (which rules, procedures and protocols may be amended at any time and from time to time as provided, in Paragraph 5[i] below):

(i)

Definitions:

Level One Outage: An Extended Outage lasting more than one (1) hour, but anticipated by Landlord, in Landlord’s sole and exclusive judgment, to last less than three (3) hours.

Level Two Outage: An Extended Outage lasting or anticipated by Landlord, in Landlord’s sole and exclusive judgment, to last more than three (3) hours, but less than twenty-four (24) hours.

Level Three Outage: An Extended Outage lasting or anticipated by Landlord, in Landlord’s sole and exclusive judgment, to last more than twenty-four (24) hours.

(ii)

Extended Outage Protocols:

In the event of an Extended Outage, Landlord shall advise Tenant, to the extent feasible, of the anticipated level of the Extended Outage, and Tenant shall comply with the following emergency protocols of the applicable level of the Extended Outage, which protocols may be amended by Landlord at any time and from time to time in accordance with Paragraph 5(i) below (“Protocols”):

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Level One Outage: The operation of the Served Systems, as contemplated under this Supplement, may continue.

Level Two Outage: The operation of the Served Systems, as contemplated under this Supplement, may continue. Tenant shall turn off or disconnect all equipment and systems in the Premises which do not constitute Served Systems (“Non-Served Systems”) within thirty (30) minutes to one (1) hour of Landlord’s notice of the Level Two Outage. Tenant’s personnel not required in the operation of the Served Systems may be required by Landlord to immediately vacate the Premises and the Complex, and Tenant shall otherwise comply with Landlord’s emergency procedures and rules promulgated from time to time in accordance with the Lease or this Supplement. Landlord may, in Landlord’s sole and exclusive judgment, (i) reduce or eliminate Complex AC, (ii) reduce or eliminate non-emergency Common Area systems and services, including, but not limited to, the operation of the cafeteria, conference centers and other amenities or services provided by Landlord to tenants of the Complex, or (iii) require Tenant to turn off or disconnect non-essential Served Systems within thirty (30) minutes to one (1) hour of Landlord’s request.

Level Three Outage: Only the essential Served Systems designated on Exhibit “B” hereto may be permitted to operate during a Level Three Outage. Tenant shall turn off or disconnect all non-essential Served Systems and Non-Served Systems within one (1) hour of Landlord’s notice of a Level Three Outage. Tenant’s personnel not required in the operation of the essential Served Systems shall immediately vacate the Premises and the Complex, and Tenant shall otherwise comply with Landlord’s emergency procedures and rules promulgated from time to time in accordance with the Lease and this Supplement. Landlord may, in Landlord’s sole and exclusive judgment, (i) reduce or eliminate Complex AC, (ii) reduce or eliminate non-emergency Common Area systems and services, including, but not limited to, the operation of the cafeteria, conference centers and other amenities or services provided by Landlord to tenants of the Complex, or (iii) require Tenant to turn off, reduce or disconnect all Served Systems (essential and non-essential) due to the unavailability of fuel to service the Generators. During a Level Three Outage, Landlord shall report to Tenant as to the status of the Level Three Outage, anticipated actions by Landlord and the availability of fuel supplies, and shall use reasonable efforts to notify Tenant of an impending planned shut down of Standby Power Service at least one (1) hour prior to such shutdown. Tenant shall, upon Landlord’s request, immediately disconnect all non-essential Served Systems from the Standby Power Service and otherwise cooperate with Landlord to maximize fuel supplies and the obtaining of additional fuel supplies. Tenant acknowledges that in the event of a Level Three Outage, fuel may become exhausted and additional fuel unavailable, in which event the Generators may be shut down and Standby Power Service discontinued to the Premises, the Served Systems and Non-Served Systems, in whole or in part, all without liability to Landlord.

(f)

Generator Maintenance Program. Landlord has entered into a service agreement for the maintenance of the Generators with a generator maintenance company selected by Landlord. The service agreement provides for maintenance of the Generators in accordance with the National Fire Protection Agency Level 2 standards for emergency generators. Copies of the service agreement and repair records for the Generators shall be kept at the management

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offices of the Complex for inspection by Tenant upon reasonable prior written notice during Business Hours.

(g)

Planned Maintenance. Landlord may interrupt or reduce the availability of Standby Power Service for a reasonable duration, upon prior notice to Tenant, for the purpose of performing ordinary maintenance, repairs, replacements, connections or changes of or to the Generators or any other equipment or appurtenances related thereto, including any of the foregoing which is required by good engineering and operating practices or by manufacturers’ specifications. Landlord shall attempt to restore the availability of Standby Power Service as soon as is reasonably possible.

(h)

Non-Scheduled Interruption. Landlord shall have the right to interrupt or reduce Standby Power Service for a duration determined necessary by Landlord, without prior notice to Tenant, if (i) a Force Majeure Delay (as hereafter defined) has occurred that causes or requires such interruption or reduction of Standby Power Service, or (ii) the Served Systems or the Premises have become dangerous in Landlord’s judgment and, as a result thereof, Landlord believes that such interruption or reduction is necessary to prevent injury to persons or damage to property or to prevent the interruption or reduction of emergency standby electric power service to other Subscribers.

(i)

Rules. Tenant shall comply with, and shall cause any subtenants, assignees, occupants, invitees, employees, contractors and agents to comply with, the rules, procedures and Protocols set forth in this Supplement (collectively, “Rules”). Landlord shall have the right to reasonably amend the Rules and supplement the same with other reasonable rules relating to the Power Program not expressly inconsistent with this Supplement, and all such amendments or new rules shall be binding upon Tenant after five (5) days notice thereof to Tenant and shall constitute “Rules” for purposes of this Supplement. The Rules shall be applied on a non-discriminatory basis among the Subscribers, but nothing herein shall be construed to give Tenant or any other Person any claim, demand or cause of action against Landlord arising out of the violation of any Rules by any other Subscriber or out of the enforcement or waiver of the Rules by Landlord in any particular instance.

6.

Excess Demand Load. Tenant may not exceed the Capacity Reservation during any Outage. If Tenant exceeds the Capacity Reservation during an Outage (“Excess Demand”), Landlord may, in Landlord’s sole and exclusive judgment, require Tenant to immediately disconnect non-essential Served Systems and reduce the actual load to the Generators to a level less than the Capacity Reservation. If Tenant fails to take such immediate action, Landlord may reduce Standby Power Service to the Premises so that the actual load does not exceed the Capacity Reservation. Alternatively, if there is sufficient capacity for emergency standby electric power service to the Common Areas and other Subscribers, as determined by Landlord in its sole and exclusive judgment, Landlord may charge Tenant an additional fee for the Excess Demand equal to two hundred percent (200%) of the then current Capacity Reservation Charge or the Supplemental Capacity Reservation Charge, whichever is applicable, prorated for the actual load in excess of the Capacity Reservation (“Excess Demand Fee”). The foregoing rights and remedies are in addition to Landlord’s other rights and remedies under this Supplement and at law or in equity, and any additional Rules promulgated or implemented by Landlord in the event of an Extended Outage. The Excess Demand Fee shall be billed by Landlord and paid by Tenant, as Additional Rent under the Lease, within ten (10) Business Days of written demand therefor by Landlord.

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7.

Use Charges.

(a)

Tenant shall pay for the fuel consumed by the Generators during an Extended Outage in the proportion that Tenant’s electrical usage during such Extended Outage bears to the aggregate electrical usage of all Subscribers consuming fuel during such Extended Outage (“Tenant’s Power Share”).

(b)

The cost of fuel for Outages which are not Extended Outages and all other costs of maintaining, repairing, testing and servicing the Generators and implementing the Power Program shall be treated, budgeted and invoiced as Operating Expenses under the Lease; however, such costs shall not be limited by any provisions of the Lease limiting Tenant’s Prorata Share of Operating Expenses or Overhead Rent. In the alternative, Landlord may bill Tenant’s Power Share directly to Tenant, which shall be payable by Tenant in monthly, quarterly, semi-annually or annual installments, as determined by Landlord under the Power Program.

8.

Covenants of Tenant. Tenant covenants that:

(a)

Tenant shall not add any additional systems or equipment to the Generator at any time without the prior written consent of Landlord, which Landlord may withhold for any reason or no reason, in Landlord’s sole and exclusive discretion. Alternatively, Landlord may condition its consent upon Tenant’s payment of an additional charge or fee reasonably proportional for such inclusion to the Served Systems;

(b)

Tenant shall not cause or voluntarily permit any modification or alteration to any of the Served Systems or the Premises which would have the affect of increasing the level of electrical demand for the Premises or which would adversely affect the Generators or Landlord’s ability to provide emergency standby electric power service under the Power Program for the operation of the Complex or to other Subscribers; and

(c)

Tenant shall maintain, repair and replace, at Tenant’s sole cost and expense, the Served Systems as necessary and appropriate in accordance with prudent and sound engineering practices so that the Served Systems are in proper condition to receive, distribute and use Standby Power Service without damage to the Served Systems, Complex AC, Generators or the other Subscribers.

9.

Default by Tenant; Termination by Landlord. Upon the occurrence of any one (1) or more of the following events, upon notice to Tenant and a five (5) business day opportunity to cure (except in the event of an emergency), Landlord may discontinue the delivery of Standby Power Service to the Premises and terminate this Supplement and cause Tenant to remove, at Tenant’s sole cost and expense, all equipment connecting the Premises and Served Systems to the Generators:

(a)

Tenant’s failure to pay any charges, including, but not limited to, the Capacity Reservation Charge, Supplemental Capacity Reservation Charge or Excess Demand Fee, as and when due;

(b)

A default by Tenant under the Lease which is not cured within any applicable cure period under the Lease; or

(c)

Tenant’s actual electric load connected to the Generators increases in excess of the Capacity Reservation and Tenant fails to immediately disconnect such of Tenant’s

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equipment so as not to exceed the Capacity Reservation (unless Landlord, in Landlord’s sole and exclusive discretion, and subject to availability and price, elects to increase the Capacity Reservation).

10.

No Waiver. No provision of this Supplement will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Supplement shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision. Acceptance of any fee or charge by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. No acceptance of a lesser amount than the fee or charge stipulated herein shall be deemed a waiver of Landlord’s right to receive the full amount due nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due.

11.

Permitted Assignment.

(a)

This Supplement, and the Capacity Reservation, shall not be transferred, assigned, subcontracted, or sold by Tenant, in whole or part, other than in connection with a permitted Transfer of the Lease to a Transferee approved by Landlord or otherwise deemed approved by Landlord under the Lease, but only so long as such Transferee does not require or present a demand load greater than that of Tenant.

(b)

Landlord may assign its obligations, rights and duties under this Supplement separate and apart from the Lease, and in all events without the consent of Tenant. In such event, this Supplement shall continue in full force and effect without change, abatement or offset, and Landlord shall be automatically relieved of all liability and obligations under this Supplement so long as such are expressly assumed in writing by the assignee.

12.

Force Majeure Delays. Landlord’s ability to install, maintain and operate the Generators and to provide Standby Power Service to the Premises in accordance with this Supplement are subject to the occurrence of Force Majeure Delays.

13.

Indemnity. Notwithstanding any termination of this Supplement, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, demands, liabilities, damages, judgments, orders, decrees, actions, proceedings, fines, penalties, costs and expenses, including without limitation, court costs and reasonable attorneys’ fees arising from or relating to (a) any loss of life, damage or injury to person, property or business occurring in or from the Premises or the Complex and caused by or in connection with (i) the performance of any of Tenant’s obligations under this Supplement with respect to the Premises, Served Systems, Non-Served Systems or Complex AC, or (ii) any violation of the terms of this Supplement, or (iii) any other act or omission of, Tenant, any other occupant of the Premises, or any of their respective agents, employees, contractors or guests, (b) any failure by Tenant to comply with any Rules, Protocols or Laws with respect to Tenant’s obligations under this Supplement, or (c) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Supplement required to be performed by Tenant. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the indemnity undertaking herein shall apply to claims in connection with or arising out of the transportation, use, storage, maintenance, generation, manufacturing, handling, disposal, release or discharge of any Hazardous Material (whether or not any of such matters shall have been theretofore approved

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by Landlord). In case Landlord, its agents or employees, shall be made a party to any litigation commenced by or against Tenant, then Tenant shall indemnify, defend and hold them harmless and shall pay all costs, expenses, and reasonable attorneys’ fees incurred or paid by them in connection with such litigation. The obligations assumed herein shall survive the expiration or sooner termination of this Supplement. The foregoing indemnity shall be in addition to, and shall not be in discharge of or in substitution for, any of the insurance requirements or any other indemnity provisions of this Supplement or the Lease.

14.

Waiver of Claims. TENANT HEREBY WAIVES AND RELEASES LANDLORD, ITS MEMBERS, PARTNERS, AFFILIATES, SUBSIDIARIES, OFFICERS, EMPLOYEES AND AGENTS FROM ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, COSTS AND EXPENSES WITH RESPECT TO LANDLORD’S PROVISION, REGULATION, REDUCTION, LIMITATION OR DISCONTINUATION OF EMERGENCY STANDBY ELECTRIC POWER SERVICE, OR LANDLORD’S DECISIONS, ACTS OR OMISSIONS RELATING THERETO, OR THE INABILITY OF LANDLORD TO DELIVER STANDBY POWER SERVICE, IN WHOLE OR IN PART, FOR ANY REASON WHATSOEVER, OR THE OPERATION, MAINTENANCE, REPAIR OR REPLACEMENT OF THE GENERATORS EXCEPT TO THE EXTENT OF LANDLORD’S NEGLIGENCE OR WILLFUL MISCONDUCT. TENANT FURTHER AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR, AND TENANT WAIVES, ALL CLAIMS FOR LOSS OR DAMAGE TO TENANT’S BUSINESS OR LOSS, THEFT OR DAMAGE TO TENANT’S PROPERTY OR THE PROPERTY OF ANY PERSON CLAIMING BY, THROUGH OR UNDER TENANT, INCLUDING, WITHOUT LIMITATION, ANY DIRECT, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES RESULTING FROM THE INSTALLATION, OPERATION, MAINTENANCE, REPAIR OR REPLACEMENT OF THE GENERATORS OR THE PROVISION OF EMERGENCY STANDBY ELECTRIC POWER SERVICE TO THE PREMISES PURSUANT TO THIS SUPPLEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TENANT AGREES THAT TENANT’S SUBSCRIPTION FOR EMERGENCY STANDBY ELECTRIC POWER SERVICE SHALL BE AT TENANT’S OWN RISK.

15.

Waiver of Warranties. ALL WARRANTIES OF LANDLORD, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE REGARDING THE GENERATORS OR THE PROVISION OF EMERGENCY STANDBY ELECTRIC POWER SERVICE PURSUANT TO THIS SUPPLEMENT ARE HEREBY DISCLAIMED.

16.

Landlord Exculpation. THE LIABILITY OF LANDLORD (AND ANY SUCCESSOR LANDLORD) TO TENANT FOR ANY DEFAULT BY LANDLORD UNDER THIS SUPPLEMENT SHALL BE LIMITED SOLELY AND EXCLUSIVELY TO THE INTEREST OF LANDLORD IN THE COMPLEX. TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE COMPLEX FOR RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. LANDLORD SHALL NOT HAVE ANY PERSONAL LIABILITY UNDER THIS SUPPLEMENT, AND TENANT EXPRESSLY WAIVES AND RELEASES SUCH PERSONAL LIABILITY ON BEHALF OF ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT. IN NO EVENT SHALL LANDLORD BE LIABLE UNDER ANY CIRCUMSTANCES FOR INJURY OR DAMAGE TO, OR INTERFERENCE WITH, TENANT’S BUSINESS, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF RENTS OR OTHER REVENUES, LOSS OF BUSINESS OPPORTUNITY, LOSS OF GOODWILL OR LOSS OF USE, IN EACH CASE, HOWEVER OCCURRING.

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17.

Miscellaneous.

(a)

Binding Upon Parties. Each of the terms and provisions of this Supplement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, legal representatives, successors and assigns, subject to the provisions of Paragraph 11 above; and all references herein to Landlord and Tenant shall be deemed to include all such parties. The term “Landlord” as used in this Supplement, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean only the owner or owners of the Complex at the time in question.

(b)

Governing Law. This Supplement shall be construed in accordance with the laws of the state in which the Complex is located.

(c)

Severability. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

(d)

Headings. The Article and Paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Supplement.

(e)

Pronouns. Any pronoun used in place of a noun shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, assigns, according to the context hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Supplement as of the day and year first above written.

WITNESSES:	LANDLORD:

BRE/BOCA CORPORATE CENTER L.L.C.,
Print Name:	a Delaware limited liability company

By:
Print Name:	Name:
Its:

TENANT:

Print Name:

By:
Print Name:	Name:
Its:

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EXHIBIT A

LEASE

Lease dated __________________ between _________________________________, as landlord, and ______________________________________________, as tenant, as amended from time to time.

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EXHIBIT B

SERVED SYSTEMS (INCLUDING CENTER AC TO THE PREMISES OR PREMISES AC, SUBJECT TO THE 40% LIMITATION)

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EXHIBIT C-2

RATE SCHEDULE

The current cost schedule for the generator facility is as follows:

1 MW

=

$600,000

½ MW

=

$352,000

¼ MW

=

$ 90,000

Subject to availability, Landlord and Tenant will analyze the amount of backup power Tenant requires and if Tenant elects, Tenant can pay to be connected to the backup power in accordance with the cost schedule above. Tenant can either pay for their backup power connection up front or over the term of their Lease subject to a three percent (3%) annual escalation.

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EXHIBIT D

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY AND
AFTER RECORDING, RETURN TO:

Thacher Proffitt & Wood LLP
50 Main Street

White Plains, New York 10606
Attn: Joseph S. Nicotra

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement (“Agreement”), is made as of this _____ day of ________________, 200__ among BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation (together with its successors, assigns and/or affiliates, “Lender”), BRE/Boca Corporate Center L.L.C., a Delaware limited liability company (“Landlord”), and _______________________, a _________________________ (“Tenant”).

Background

A.

Lender has agreed to make a loan to Landlord (such loan may be made by Lender or one of its affiliates which is a designee of Lender) in the original principal amount $190,000,000 (“Loan”), which will be secured by a mortgage, deed of trust or similar security instrument (either, “Security Instrument”) on Landlord’s property described more particularly on Exhibit A attached hereto (“Property”).

B.

Tenant is the present lessee under that certain lease agreement between Landlord and Tenant dated ________________, as thereafter modified and supplemented (“Lease”), demising a portion of the Property described more particularly in the Lease (“Leased Space”).

C.

A requirement of the Loan is that Tenant’s Lease be subordinated to the Security Instrument. Landlord has requested Tenant to so subordinate the Lease in exchange for Lender’s agreement not to disturb Tenant’s possession of the Leased Space upon the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises of this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

Subordination. Subject to the terms of this Agreement, Tenant agrees that the Lease and all of the terms, covenants and provisions thereof, and all estates, options and rights created under the Lease, hereby are subordinated and made subject to the lien and effect of the Security Instrument (including, without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof), as if the Security Instrument had been executed and recorded prior to the Lease.

2.

Nondisturbance. Lender agrees that no foreclosure (whether judicial or nonjudicial), deed-in-lieu of foreclosure, or other sale of the Property in connection with enforcement of the Security Instrument or otherwise in satisfaction of the Loan shall operate to terminate or modify in any material manner the Lease or Tenant’s rights to quiet enjoyment thereunder to possess and use the Leased Space and all of Tenant’s rights under the Lease, provided that Tenant is not in default of the Lease beyond any applicable cure periods.

3.

Attornment. Tenant agrees to attorn to and recognize as its landlord under the Lease each party acquiring legal title to the Property by foreclosure (whether judicial or nonjudicial) of the Security Instrument, deed-in-lieu of foreclosure, or other sale in connection with enforcement of the Security Instrument or otherwise in satisfaction of the Loan (“Successor Owner”). Provided that the conditions set forth in Section 2 above are met at the time Successor Owner becomes owner of the Property, Successor Owner shall perform all obligations of the landlord under the Lease arising from and after the date title to the Property is transferred to Successor Owner. In no event, however, will any Successor Owner be: (a) liable for any default, act or omission of any prior landlord under the Lease; except to the extent that such default is continuing beyond all notice and cure periods at the time Successor Owner becomes the owner of the Property; (b) subject to any offset or defense which Tenant may have against any prior landlord under the Lease; (c) bound by any payment of rent or additional rent made by Tenant to Landlord more than 30 days in advance, except to the extent that such wums are actually transferred to Successor Owner; (d) bound by any modification or supplement to the Lease, or waiver of Lease terms, made without Lender’s written consent thereto; (e) liable for the return of any security deposit or other prepaid charge paid by Tenant under the Lease, except to the extent such amounts were actually received by Lender; (f) liable or bound by any right of first refusal or option to purchase all or any portion of the Property; or (g) liable for construction or completion of any improvements to the Property or as required under the Lease for Tenant’s use and occupancy (whenever arising), other than with respect to the Landlord's obligations with respect to the initial buildout of the Premises as described in the Lease and the Workletter attached thereto. Although the foregoing provisions of this Agreement are self-operative, Tenant agrees to execute and deliver to Lender or any Successor Owner such further instruments as Lender or a Successor Owner may from time to time request in order to confirm this Agreement. If any liability of Successor Owner does arise pursuant to this Agreement, such liability shall be limited to Successor Owner’s interest in the Property.

4.

Prior Assignment; Rent Payments; Notice to Tenant Regarding Rent Payments. Tenant has no knowledge of any prior assignment or pledge of the rents accruing under the Lease by Landlord. Tenant hereby consents to that certain Assignment of Leases and Rents from Landlord to Lender executed in connection with the Loan. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Lender solely as security for the purposes specified in said assignment, and Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignments or by any subsequent receipt or collection of rents thereunder, unless Lender shall specifically undertake such liability in writing. Tenant agrees not to pay rent more than one (1) month in advance unless otherwise specified in the Lease. After notice is given to Tenant by Lender that Landlord is in default under the Security Instrument and that the rentals under the Lease are to be paid to Lender directly pursuant to the assignment of leases and rents granted by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender all rent and all other amounts due or to become due to Landlord under the Lease. Landlord hereby expressly authorizes Tenant to make such payments to Lender upon reliance on Lender’s written notice (without any inquiry into the factual basis for such notice or any prior notice to or consent from Landlord) and hereby releases Tenant from all liability to Landlord in connection with Tenant’s compliance with Lender’s written instructions.

5.

Lender Opportunity to Cure Landlord Defaults. Tenant agrees that, until the Security Instrument is released by Lender, it will not exercise any remedies under the Lease following a Landlord default without having first given to Lender (a) written notice of the alleged Landlord default, which shall be given simultaneously with notice thereof to Landlord and (b) the same cure period afforded to Landlord under the terms of the Lease to cure such default. Notwithstanding the foregoing, if Lender's only way to cure a default is to take possession of the Property and Lender initiates the process to take possession of the Property through, including, without limitation, a foreclosure or a deed in lieu of foreclosure, and Lender diligently pursues such a cure, then Lender shall have such additional time as may be necessary to take possession of the Property and to effectuate such cure. Tenant acknowledges that Lender is not obligated to cure any Landlord default, but if Lender elects to do so, Tenant agrees to accept cure by Lender as that of Landlord under the Lease and will not exercise any right or remedy under the Lease for a Landlord default. Performance rendered by Lender on Landlord’s behalf is without prejudice to Lender’s rights against Landlord under the Security Instrument or any other documents executed by Landlord in favor of Lender in connection with the Loan.

6.

Right to Purchase. Tenant covenants and acknowledges that it has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Property or the real property of which the Property is a part, or any portion thereof or any interest therein and to the extent that Tenant has had, or hereafter acquires any such right or option, the same is hereby acknowledged to be subject and subordinate to the Security Instrument and is hereby waived and released as against Lender.

7.

Miscellaneous.

(a)

Notices. All notices and other communications under this Agreement are to be in writing and addressed as set forth below such party’s signature hereto. Default or demand notices shall be deemed to have been duly given upon the earlier of: (i) actual receipt; (ii) one (1) business day after having been timely deposited for overnight delivery, fee prepaid, with a reputable overnight courier service, having a reliable tracking system; (iii) one (1) business day after having been sent by telecopier (with answer back acknowledged) provided an additional notice is given pursuant to (ii); or (iv) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause

(ii) and (iv) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other parties; provided, however, that no address change will be effective until written notice thereof actually is received by the party to whom such address change is sent.

(b)

Entire Agreement; Modification. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Agreement shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

(c)

Binding Effect; Joint and Several Obligations. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary action of the parties or by operation of law. No Indemnitor may delegate or transfer its obligations under this Agreement.

(d)

Unenforceable Provisions. Any provision of this Agreement which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

(e)

Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Agreement even though all signatures do not appear on the same document.

(f)

Construction of Certain Terms. Defined terms used in this Agreement may be used interchangeably in singular or plural form, and pronouns shall be construed to cover all genders. Article and section headings are for convenience only and shall not be used in interpretation of this Agreement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or other subdivision; and the word “section” refers to the entire section and not to any particular subsection, paragraph of other subdivision; and “Agreement” and each of the Loan Documents referred to herein mean the agreement as originally executed and as hereafter modified, supplemented, extended, consolidated, or restated from time to time.

(g)

Governing Law. This Agreement shall be interpreted and enforced according to the laws of the State where the Property is located (without giving effect to its rules governing conflict of laws).

(h)

Consent to Jurisdiction. Each party hereto irrevocably consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the Property is located with respect to any legal action arising with respect to this Agreement and waives all objections which it may have to such jurisdiction and venue.

(i)

WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO WAIVES AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT.

[Remainder of page is blank; signatures appear on next page.]

IN WITNESS WHEREOF, this Agreement is executed this __ day of ____________, 200__.

TENANT:

[insert Tenant’s name]

By:
Name:
Title:

Tenant Notice Address:

Medical Connections, Inc.

2300 Glades Road

Suite 307E

Boca Raton, Florida 33431

Attn: Anthony Nicolosi

[Signatures continue on next page.]

LANDLORD:

BRE/Boca Corporate Center L.L.C., a Delaware
limited liability company

By:
Name:
Title:

Landlord Notice Address:

c/o Blackstone Real Estate Acquisitions IV L.L.C.
345 Park Avenue
New York, New York 10154
Attn: Marshall Findley

[Signatures continue on next page.]

LENDER:

BARCLAYS CAPITAL REAL ESTATE INC.

By:
Name:
Title:

Lender Notice Address:
Barclays Capital Real Estate Inc.
200 Park Avenue
New York, NY 10166
Attn: CMBS Servicing

Notary Acknowledgement for Tenant:

STATE OF

)

)

ss.:
COUNTY OF

)

On this, the __ day of _____________, 20__, before me, the undersigned Notary Public, personally appeared _______________________________ known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and who acknowledged to me that he/she is an officer of _______________ in the capacity stated and that he/she executed the within instrument in such capacity for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

Notary Acknowledgement for Landlord:

STATE OF

)

)

ss.:
COUNTY OF

)

On this, the __ day of _____________, 20__, before me, the undersigned Notary Public, personally appeared _______________________________ known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and who acknowledged to me that he/she is an officer of ________________ in the capacity stated and that he/she executed the within instrument in such capacity for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

Notary Public

Notary Acknowledgement for Lender:

STATE OF

)

)

ss.:
COUNTY OF

)

On this, the __ day of _____________, 20__, before me, the undersigned Notary Public, personally appeared _______________________________ known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and who acknowledged to me that he/she is an officer of Barclays Capital Real Estate Inc. in the capacity stated and that he/she executed the within instrument in such capacity for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

Attach: Exhibit A - Legal Description of the Property

EXHIBIT E
AMORTIZATION SCHEDULE

	$1,021,321.83 10.0% 84 $16,955.15	Principal Interest Rate Term Monthly Pmt.

Mo	Beg. Balance	Principal	Interest	End Balance
1	1,021,321.83	8,444.14	8,511.02	1,012,877.69

2	1,012,877.69	8,514.50	8,440.65	1,004,363.19

3	1,004,363.19	8,585.46	8,369.69	995,777.73

4	995,777.73	8,657.00	8,298.15	987,120.72

5	987,120.72	8,729.15	8,226.01	978,391.58

6	978,391.58	8,801.89	8,153.26	969,589.69

7	969,589.69	8,875.24	8,079.91	960,714.45

8	960,714.45	8,949.20	8,005.95	951,765.26

9	951,765.26	9,023.77	7,931.38	942,741.48

10	942,741.48	9,098.97	7,856.18	933,642.51

11	933,642.51	9,174.80	7,780.35	924,467.71

12	924,467.71	9,251.25	7,703.90	915,216.46

13	915,216.46	9,328.35	7,626.80	905,888.11

14	905,888.11	9,406.08	7,549.07	896,482.03

15	896,482.03	9,484.47	7,470.68	886,997.56

16	886,997.56	9,563.51	7,391.65	877,434.05

17	877,434.05	9,643.20	7,311.95	867,790.85

18	867,790.85	9,723.56	7,231.59	858,067.29

19	858,067.29	9,804.59	7,150.56	848,262.70

20	848,262.70	9,886.30	7,068.86	838,376.40

21	838,376.40	9,968.68	6,986.47	828,407.72

22	828,407.72	10,051.75	6,903.40	818,355.97

23	818,355.97	10,135.52	6,819.63	808,220.45

24	808,220.45	10,219.98	6,735.17	798,000.47

25	798,000.47	10,305.15	6,650.00	787,695.32

26	787,695.32	10,391.02	6,564.13	777,304.30

E-1

	$1,021,321.83 10.0% 84 $16,955.15	Principal Interest Rate Term Monthly Pmt.

Mo	Beg. Balance	Principal	Interest	End Balance
27	777,304.30	10,477.62	6,477.54	766,826.68

28	766,826.68	10,564.93	6,390.22	756,261.75

29	756,261.75	10,652.97	6,302.18	745,608.78

30	745,608.78	10,741.75	6,213.41	734,867.04

31	734,867.04	10,831.26	6,123.89	724,035.78

32	724,035.78	10,921.52	6,033.63	713,114.26

33	713,114.26	11,012.53	5,942.62	702,101.72

34	702,101.72	11,104.30	5,850.85	690,997.42

35	690,997.42	11,196.84	5,758.31	679,800.58

36	679,800.58	11,290.15	5,665.00	668,510.43

37	668,510.43	11,384.23	5,570.92	657,126.20

38	657,126.20	11,479.10	5,476.05	645,647.10

39	645,647.10	11,574.76	5,380.39	634,072.34

40	634,072.34	11,671.22	5,283.94	622,401.13

41	622,401.13	11,768.48	5,186.68	610,632.65

42	610,632.65	11,866.55	5,088.61	598,766.10

43	598,766.10	11,965.43	4,989.72	586,800.67

44	586,800.67	12,065.15	4,890.01	574,735.52

45	574,735.52	12,165.69	4,789.46	562,569.84

46	562,569.84	12,267.07	4,688.08	550,302.77

47	550,302.77	12,369.30	4,585.86	537,933.47

48	537,933.47	12,472.37	4,482.78	525,461.10

49	525,461.10	12,576.31	4,378.84	512,884.79

50	512,884.79	12,681.11	4,274.04	500,203.68

51	500,203.68	12,786.79	4,168.36	487,416.89

52	487,416.89	12,893.34	4,061.81	474,523.55

53	474,523.55	13,000.79	3,954.36	461,522.76

54	461,522.76	13,109.13	3,846.02	448,413.63

55	448,413.63	13,218.37	3,736.78	435,195.26

56	435,195.26	13,328.52	3,626.63	421,866.73

57	421,866.73	13,439.60	3,515.56	408,427.14

58	408,427.14	13,551.59	3,403.56	394,875.54

E-2

	$1,021,321.83 10.0% 84 $16,955.15	Principal Interest Rate Term Monthly Pmt.

Mo	Beg. Balance	Principal	Interest	End Balance
59	394,875.54	13,664.52	3,290.63	381,211.02

60	381,211.02	13,778.39	3,176.76	367,432.63
					367,432.63	Amount due upon lease termination for unamortized commission/TI
					60,463.68	Amount due for Base rent for two months base rent
61	367,432.63	13,893.21	3,061.94	353,539.42	23,833.94	Amount due for two months CAM
62	353,539.42	14,008.99	2,946.16	339,530.43	5,479.35	Sales Tax at 6.5% for CAM/Rent

63	339,530.43	14,125.73	2,829.42	325,404.70	457,209.59	Total

64	325,404.70	14,243.45	2,711.71	311,161.25

65	311,161.25	14,362.14	2,593.01	296,799.11

66	296,799.11	14,481.83	2,473.33	282,317.28

67	282,317.28	14,602.51	2,352.64	267,714.77

68	267,714.77	14,724.20	2,230.96	252,990.58

69	252,990.58	14,846.90	2,108.25	238,143.68

70	238,143.68	14,970.62	1,984.53	223,173.06

71	223,173.06	15,095.38	1,859.78	208,077.69

72	208,077.69	15,221.17	1,733.98	192,856.51

73	192,856.51	15,348.01	1,607.14	177,508.50

74	177,508.50	15,475.91	1,479.24	162,032.59

75	162,032.59	15,604.88	1,350.27	146,427.71

76	146,427.71	15,734.92	1,220.23	130,692.79

77	130,692.79	15,866.05	1,089.11	114,826.74

78	114,826.74	15,998.26	956.89	98,828.48

79	98,828.48	16,131.58	823.57	82,696.90

80	82,696.90	16,266.01	689.14	66,430.89

81	66,430.89	16,401.56	553.59	50,029.33

82	50,029.33	16,538.24	416.91	33,491.09

83	33,491.09	16,676.06	279.09	16,815.03

84	16,815.03	16,815.03	140.13	(0.00)

E-3